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                                                               EXHIBIT 4.1


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                      FLORIDA PUBLIC UTILITIES COMPANY

                                     AND

                                SUNTRUST BANK

                                   TRUSTEE

                                ------------

                             INDENTURE OF TRUST

                        DATED AS OF SEPTEMBER 1, 2001


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                                                TABLE OF CONTENTS
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ARTICLE ONE DEFINITIONS........................................................................................1
    SECTION 1.1          GENERAL...............................................................................1
    SECTION 1.2          TRUST INDENTURE ACT...................................................................1
    SECTION 1.3          DEFINITIONS...........................................................................1

ARTICLE TWO FORM, ISSUE, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES.........................................9
    SECTION 2.1          FORM GENERALLY........................................................................9
    SECTION 2.2          FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.......................................9
    SECTION 2.3          AMOUNT................................................................................9
    SECTION 2.4          DENOMINATIONS, DATES, INTEREST PAYMENT AND RECORD DATES...............................9
    SECTION 2.5          EXECUTION, AUTHENTICATION, DELIVERY AND DATING.......................................10
    SECTION 2.6          EXCHANGE AND REGISTRATION OF TRANSFER OF NOTES.......................................12
    SECTION 2.7          MUTILATED, DESTROYED, LOST OR STOLEN NOTES...........................................13
    SECTION 2.8          TEMPORARY NOTES......................................................................14
    SECTION 2.9          CANCELLATION OF NOTES PAID, ETC......................................................14
    SECTION 2.10         INTEREST RIGHTS PRESERVED............................................................14
    SECTION 2.11         SPECIAL RECORD DATE..................................................................14
    SECTION 2.12         PAYMENT OF NOTES.....................................................................15
    SECTION 2.13         NOTES ISSUABLE IN THE FORM OF A GLOBAL NOTE..........................................15

ARTICLE THREE REDEMPTION OF NOTES AT COMPANY'S OPTION.........................................................17
    SECTION 3.1          REDEMPTION RIGHT AT CORPORATION'S OPTION.............................................17
    SECTION 3.2          NOTICE OF REDEMPTION; SELECTION OF NOTES.............................................18
    SECTION 3.3          PAYMENT OF NOTES ON REDEMPTION; DEPOSIT OF REDEMPTION PRICE..........................19
    SECTION 3.4          REDEMPTION OF FIRST MORTGAGE BONDS...................................................19

ARTICLE FOUR REDEMPTION OF NOTES AT REPRESENTATIVE OF DECEASED NOTEHOLDER'S OPTION............................20
    SECTION 4.1          REDEMPTION RIGHT AT REPRESENTATIVE OF DECEASED NOTEHOLDER'S OPTION...................20
    SECTION 4.2          WITHDRAWAL...........................................................................22

ARTICLE FIVE PLEDGED FIRST MORTGAGE BONDS.....................................................................22
    SECTION 5.1          PLEDGE...............................................................................22
    SECTION 5.2          RECEIPT..............................................................................22
    SECTION 5.3          FIRST MORTGAGE BONDS HELD BY THE TRUSTEE.............................................22
    SECTION 5.4          NO TRANSFER OF PLEDGED FIRST MORTGAGE BONDS; EXCEPTION...............................23
    SECTION 5.5          DELIVERY TO THE COMPANY OF ALL PLEDGED FIRST MORTGAGE BONDS..........................23
    SECTION 5.6          FURTHER ASSURANCES...................................................................23

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    SECTION 5.7          EXCHANGE AND SURRENDER OF PLEDGED FIRST MORTGAGE BONDS...............................23
    SECTION 5.8          ACCEPTANCE OF ADDITIONAL PLEDGED FIRST MORTGAGE BONDS................................24
    SECTION 5.9          TERMS OF PLEDGED FIRST MORTGAGE BONDS................................................24
    SECTION 5.10         PLEDGED FIRST MORTGAGE BONDS AS SECURITY FOR NOTES...................................24

ARTICLE SIX SATISFACTION AND DISCHARGE; UNCLAIMED MONEYS......................................................24
    SECTION 6.1          SATISFACTION AND DISCHARGE...........................................................24
    SECTION 6.2          DEPOSITED MONEYS TO BE HELD IN TRUST BY TRUSTEE......................................26
    SECTION 6.3          PAYING AGENT TO REPAY MONEYS HELD....................................................26
    SECTION 6.4          RETURN OF UNCLAIMED MONEYS...........................................................26

ARTICLE SEVEN PARTICULAR COVENANTS OF THE COMPANY.............................................................26
    SECTION 7.1          PAYMENT OF PRINCIPAL PREMIUM AND INTEREST............................................26
    SECTION 7.2          OFFICE FOR NOTICES AND PAYMENTS, ETC.................................................27
    SECTION 7.3          APPOINTMENTS TO FILL VACANCIES IN TRUSTEE'S OFFICE...................................27
    SECTION 7.4          PROVISION AS TO PAYING AGENT.........................................................27
    SECTION 7.5          OPINIONS OF COUNSEL..................................................................28
    SECTION 7.6          CERTIFICATES AND NOTICE TO TRUSTEE...................................................28

ARTICLE EIGHT NOTEHOLDER LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE.....................................29
    SECTION 8.1          NOTEHOLDER LISTS.....................................................................29
    SECTION 8.2          SECURITIES AND EXCHANGE COMMISSION REPORTS...........................................30
    SECTION 8.3          REPORTS BY THE TRUSTEE...............................................................30

ARTICLE NINE REMEDIES OF THE TRUSTEE AND NOTEHOLDERS ON EVENTS OF DEFAULT.....................................31
    SECTION 9.1          EVENTS OF DEFAULT....................................................................31
    SECTION 9.2          ENFORCEMENT BY TRUSTEE...............................................................32
    SECTION 9.3          APPLICATION OF MONEYS COLLECTED BY TRUSTEE...........................................33
    SECTION 9.4          PROCEEDINGS BY NOTEHOLDERS...........................................................34
    SECTION 9.5          PROCEEDINGS BY TRUSTEE...............................................................34
    SECTION 9.6          REMEDIES CUMULATIVE AND CONTINUING...................................................34
    SECTION 9.7          DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY MAJORITY OF NOTEHOLDERS...........35
    SECTION 9.8          NOTICE OF DEFAULT....................................................................35
    SECTION 9.9          UNDERTAKING TO PAY COSTS.............................................................35

ARTICLE TEN CONCERNING THE TRUSTEE............................................................................36
    SECTION 10.1         DUTIES AND RESPONSIBILITIES OF TRUSTEE...............................................36
    SECTION 10.2         RELIANCE ON DOCUMENTS, OPINIONS, ETC.................................................36
    SECTION 10.3         NO RESPONSIBILITY FOR RECITALS, ETC..................................................37


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    SECTION 10.4         TRUSTEE, AUTHENTICATING AGENT, PAYING AGENT OR REGISTRAR MAY OWN NOTES...............38
    SECTION 10.5         MONEYS TO BE HELD IN TRUST...........................................................38
    SECTION 10.6         COMPENSATION AND EXPENSES OF TRUSTEE.................................................38
    SECTION 10.7         OFFICERS' CERTIFICATE AS EVIDENCE....................................................38
    SECTION 10.8         CONFLICTING INTEREST OF TRUSTEE......................................................39
    SECTION 10.9         EXISTENCE AND ELIGIBILITY OF TRUSTEE.................................................39
    SECTION 10.10        RESIGNATION OR REMOVAL OF TRUSTEE....................................................39
    SECTION 10.11        APPOINTMENT OF SUCCESSOR TRUSTEE.....................................................40
    SECTION 10.12        ACCEPTANCE BY SUCCESSOR TRUSTEE......................................................40
    SECTION 10.13        SUCCESSION BY MERGER, ETC............................................................40
    SECTION 10.14        LIMITATIONS ON RIGHTS OF TRUSTEE AS A CREDITOR.......................................41
    SECTION 10.15        AUTHENTICATING AGENT.................................................................41

ARTICLE ELEVEN CONCERNING THE NOTEHOLDERS.....................................................................42
    SECTION 11.1         ACTION BY NOTEHOLDERS................................................................42
    SECTION 11.2         PROOF OF EXECUTION BY NOTEHOLDERS....................................................42
    SECTION 11.3         WHO DEEMED ABSOLUTE OWNERS...........................................................42
    SECTION 11.4         COMPANY-OWNED NOTES DISREGARDED......................................................42
    SECTION 11.5         REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND.........................................43
    SECTION 11.6         RECORD DATE FOR NOTEHOLDER ACTS......................................................43

ARTICLE TWELVE NOTEHOLDERS' MEETING...........................................................................43
    SECTION 12.1         PURPOSES OF MEETINGS.................................................................43
    SECTION 12.2         CALL OF MEETINGS BY TRUSTEE..........................................................44
    SECTION 12.3         CALL OF MEETINGS BY COMPANY OR NOTEHOLDERS...........................................44
    SECTION 12.4         QUALIFICATIONS FOR VOTING............................................................44
    SECTION 12.5         REGULATIONS..........................................................................44
    SECTION 12.6         VOTING...............................................................................45
    SECTION 12.7         RIGHTS OF TRUSTEE OR NOTEHOLDERS NOT DELAYED.........................................45

ARTICLE THIRTEEN CONSOLIDATION, MERGER, SALE, TRANSFER OR OTHER DISPOSITION...................................45
    SECTION 13.1         COMPANY MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS..................................45
    SECTION 13.2         SUCCESSOR CORPORATION SUBSTITUTED....................................................46

ARTICLE FOURTEEN SUPPLEMENTAL INDENTURES......................................................................46
    SECTION 14.1         SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS...............................46
    SECTION 14.2         SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS..................................47
    SECTION 14.3         COMPLIANCE WITH TRUST INDENTURE ACT; EFFECT OF SUPPLEMENTAL INDENTURES...............47
    SECTION 14.4         NOTATION ON NOTES....................................................................48


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    SECTION 14.5         EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE FURNISHED TRUSTEE.............48

ARTICLE FIFTEEN IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS...............................48
    SECTION 15.1         INDENTURE AND NOTES SOLELY CORPORATE OBLIGATIONS.....................................48

ARTICLE SIXTEEN FINANCIAL GUARANTY INSURANCE..................................................................48
    SECTION 16.1         FINANCIAL GUARANTY INSURANCE.........................................................48
    SECTION 16.2         PAYMENT PROCEDURE....................................................................49
    SECTION 16.3         NOTICES/INFORMATION TO BE GIVEN TO AMBAC ASSURANCE...................................50
    SECTION 16.4         THE TRUSTEE..........................................................................51
    SECTION 16.5         CONSENT..............................................................................51
    SECTION 16.6         EVENT OF DEFAULT.....................................................................51
    SECTION 16.7         DEFEASANCE...........................................................................52
    SECTION 16.8         INTERESTED PARTIES...................................................................52

ARTICLE SEVENTEEN MISCELLANEOUS PROVISIONS....................................................................52
    SECTION 17.1         PROVISIONS BINDING ON COMPANY'S SUCCESSORS...........................................52
    SECTION 17.2         OFFICIAL ACTS BY SUCCESSOR CORPORATION...............................................52
    SECTION 17.3         NOTICES..............................................................................52
    SECTION 17.4         GOVERNING LAW........................................................................53
    SECTION 17.5         EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.....................................53
    SECTION 17.6         BUSINESS DAYS........................................................................54
    SECTION 17.7         TRUST INDENTURE ACT TO CONTROL.......................................................54
    SECTION 17.8         TABLE OF CONTENTS, HEADINGS, ETC.....................................................54
    SECTION 17.9         EXECUTION IN COUNTERPARTS............................................................54
    SECTION 17.10        MANNER OF MAILING NOTICE TO NOTEHOLDERS..............................................54
    SECTION 17.11        APPROVAL BY TRUSTEE OF COUNSEL.......................................................55
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         THIS INDENTURE OF TRUST, dated as of September 1, 2001, between
FLORIDA PUBLIC UTILITIES COMPANY, a corporation organized and existing under the laws of the State of Florida (the "Company"), and SunTrust Bank, as
trustee (the "Trustee").

                                 WITNESSETH

         WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its notes (the "Notes"), to be issued as in this Indenture provided;

         WHEREAS, subject to the provisions of Section 5.10 hereof, the Company has issued Pledged First Mortgage Bonds (as hereinafter defined) and has delivered such Pledged First Mortgage Bonds to the Trustee to hold in trust for the benefit of the respective Holders (as hereinafter defined) of the Notes, and, pursuant to the terms and provisions hereof, the Company may deliver additional Pledged First Mortgage Bonds to the Trustee for such purpose or require the Trustee to deliver to the Company for cancellation any and all Pledged First Mortgage Bonds held by the Trustee; and

         WHEREAS, all acts and things necessary to make this Indenture a valid agreement according to its terms have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized.

         NOW THEREFORE, THIS INDENTURE WITNESSETH, that in order to declare the terms and conditions upon which the Notes are, and are to be authenticated, issued and delivered and in consideration of the premises and of the purchase and acceptance of the Notes by the Holders thereof and of the sum of One Dollar duly paid to it by the Trustee at the execution of this Indenture, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders of the Notes, as follows:

                                 ARTICLE ONE

                                 DEFINITIONS

SECTION 1.1       GENERAL

         The terms defined in this Article One (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Article One.

SECTION 1.2       TRUST INDENTURE ACT

                  (a) Whenever this Indenture refers to a provision of the Trust Indenture Act of 1939, as amended (the "TIA"), such provision is incorporated by reference in and made a part of this Indenture.

                  (b) Unless otherwise indicated, all terms used in this Indenture that are defined by the TIA, by reference to another statute or defined by a rule of the SEC (as hereinafter defined) under the TIA shall have the meanings assigned to them in the TIA or such statute or rule as in force on the date of execution of this Indenture.

SECTION 1.3       DEFINITIONS

         For purposes of this Indenture, the following terms shall have the following meanings.



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         AMBAC ASSURANCE:

         The term "Ambac Assurance" shall mean Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance company.

         AUTHENTICATING AGENT:

         The term "Authenticating Agent" shall mean any agent of the Trustee which shall be appointed and acting pursuant to Section 10.15 hereof.

         AUTHORIZED AGENT:

         The term "Authorized Agent" shall mean any agent of the Company designated as such by an Officers' Certificate delivered to the Trustee.

         BOARD OF DIRECTORS:

         The term "Board of Directors" shall mean the Board of Directors of the Company or any other duly authorized committee of such Board of Directors.

         BOARD RESOLUTION:

         The term "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

         BONDHOLDERS' CERTIFICATE:

         The term "Bondholders' Certificate" shall mean a certificate signed by the inspectors of votes, or any other party performing such duties, of the applicable meeting of the holders of the First Mortgage Bonds issued under the applicable First Mortgage or by the applicable Mortgage Trustee in the case of consents of such holders that are sought without a meeting.

         BUSINESS DAY:

         The term "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a federal holiday.

         COMPANY:

         The term "Company" shall mean the corporation named as the "Company" in the first paragraph of this Indenture, and its successors and assigns permitted hereunder.

         COMPANY ORDER:

         The term "Company Order" shall mean a written order signed in the name of the Company by one of the President, any Vice President, the Treasurer or an Assistant Treasurer, and the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.


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         CORPORATE TRUST OFFICE OF THE TRUSTEE:

         The term "corporate trust office of the Trustee", or other similar term, shall mean the corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be principally administered, which office is at the date of the execution of this Indenture located at 225 East Robinson Street, Suite 250, Orlando, Florida 32802.

         DEBT:

         The term "Debt" shall mean indebtedness for money borrowed, but shall exclude indebtedness maturing by its terms in twelve months or less from the date of determination.

         DEPOSITARY:

         The term "Depositary" shall mean, unless otherwise specified in a Company Order pursuant to Section 2.5 hereof, The Depository Trust Company, New York, New York, or any successor thereto registered and qualified under the Securities and Exchange Act of 1934, as amended, or other applicable statute or regulation.

         EVENT OF DEFAULT:

         The term "Event of Default" shall mean any event specified in
Section 8.1 hereof, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

         FINANCIAL GUARANTY INSURANCE:

         The term "Financial Guaranty Insurance" shall mean the financial guaranty insurance policy issued by Ambac Assurance insuring the payment when due of the principal of and interest on the Notes as provided therein.

         FIRST MORTGAGE:

         The term "First Mortgage" shall mean the Indenture of Mortgage and Deed of Trust dated as of September 1, 1942, as supplemented and amended from time to time, from the Company to SunTrust Bank, as successor to Continental Illinois National Bank and Trust Company of Chicago and First National in Palm Beach.

         FIRST MORTGAGE BONDS:

         The term "First Mortgage Bonds" shall mean all first mortgage bonds issued by the Company and outstanding under the First Mortgage, other than Pledged Bonds.

         GLOBAL NOTE:

         The term "Global Note" shall mean a Note that pursuant to Section
2.5 hereof is issued to evidence the Notes, that is delivered to the Depositary or pursuant to the instructions of the Depositary and that shall be registered in the name of the Depositary or its nominee.

         INDENTURE:

         The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.


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         INSURANCE TRUSTEE:

         The Bank of New York, in New York, New York, as insurance trustee for Ambac Assurance or any successor insurance trustee.

         INTEREST PAYMENT DATE:

         The term "Interest Payment Date" shall mean (a) each October 1, January 1, April 1 and July 1 during the period any Note is outstanding (provided that the first Interest Payment Date for any Note, the Original Issue Date of which is after a Regular Record Date but prior to the respective Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date), (b) the date of maturity of such Note and (c) only with respect to defaulted interest on such Note, the date established by the Trustee for the payment of such defaulted interest pursuant to Section 2.11 hereof.

         MATURITY:

         The term "maturity," when used with respect to the Notes, shall mean the date on which the principal of the Notes becomes due and payable as therein or herein provided, whether at the stated maturity thereof or by declaration of acceleration, redemption or otherwise.

         MORTGAGE:

         The term "Mortgage" shall mean and include any mortgage, pledge, lien or security interest.

         MORTGAGE TRUSTEE:

         The term "Mortgage Trustee" shall mean the Person serving as trustee at the time under the First Mortgage.

         NOTE OR NOTES:

         The term "Note" or "Notes" shall mean the Notes designated as Florida Public Utilities Company ___% Secured Insured Quarterly Notes due 2031 limited to an aggregate principal amount of $15,000,000, authenticated and delivered under this Indenture, including any Global Note.

         NOTEHOLDER:

         The term "Noteholder," "Holder of Notes" or "Holder" shall mean any Person in whose name at the time a particular Note is registered on the books of the Trustee kept for that purpose in accordance with the terms hereof.

         OFFICERS' CERTIFICATE:

         The term "Officers' Certificate" when used with respect to the Company, shall mean a certificate signed by one of the President, any Vice President, the Treasurer or an Assistant Treasurer, and by the Secretary or an Assistant Secretary of the Company.

         OPINION OF COUNSEL:

         The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel reasonably acceptable to the Trustee meeting the applicable requirements of Section 17.5 hereof. If the Indenture requires the delivery of an Opinion of Counsel to the Trustee, the text and substance of which


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has been previously delivered to the Trustee, the Company may satisfy such requirement by the delivery by the legal counsel that delivered such previous Opinion of Counsel of a letter to the Trustee to the effect that the Trustee may rely on such previous Opinion of Counsel as if such Opinion of Counsel was dated and delivered the date delivery of such Opinion of Counsel is required. Any Opinion of Counsel may contain conditions and qualifications reasonably satisfactory to the Trustee.

         ORIGINAL ISSUE DATE:

         The term "Original Issue Date" shall mean for a Note, or portions thereof, the date upon which it, or such portion, was issued by the Company pursuant to this Indenture and authenticated by the Trustee (other than in connection with a transfer, exchange or substitution).

         OUTSTANDING:

         The term "outstanding," when used with reference to Notes, shall, subject to Section 11.4 hereof, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except

                  (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Notes, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company), provided that if such Notes are to be redeemed prior to the maturity thereof notice of such redemption shall have been given as provided in Article Three, or provisions satisfactory to the Trustee shall have been made for giving such notice;

                  (c) Notes, or portions thereof that have been paid and discharged or are deemed to have been paid and discharged pursuant to the provisions of this Indenture; and

                  (d) Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered, or which have been paid, pursuant to Section 2.7 hereof.

         PERMITTED ENCUMBRANCES:

         The term "Permitted Encumbrances" shall mean any of the following:

                  (a) Liens for taxes, assessments or governmental charges or levies for the then current year and taxes, assessments or governmental charges or levies not then delinquent or which thereafter can be paid without penalty or are being contested in good faith; liens for worker's compensation awards and similar obligations not then delinquent or which thereafter can be paid without penalty or are being contested in good faith; liens imposed by law, such as carriers', warehousemen's, landlords', suppliers', mechanics', laborers', materialmen's and other similar liens not then delinquent or which are being contested in good faith;

                  (b) Liens and charges incidental to construction or current operation which have not at such time been filed or asserted or the payment of which has been adequately secured or which are insignificant in amount;

                  (c) Liens securing obligations not assumed by the Company and on account of which it has not customarily paid and does not expect to pay interest and existing upon real estate over or in


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respect of which the Company has a right of way or other easement or right for pipelines, rights of way, transmission, distribution or similar purposes; provided that the loss of all such easements would not materially adversely affect the operations of the Company;

                  (d) Any right which the United States of America or any municipal or governmental body or agency may have by virtue of any franchise, license, contract or statute to recapture or to purchase, or designate a purchaser of or order the sale of, any property of the Company upon payment of reasonable compensation therefor, or upon reasonable compensation or conditions to terminate any franchise, license or other rights before the expiration date thereof or to regulate the property and business of the Company;

                  (e) Liens of judgments covered by insurance, or upon appeal or other proceeding for review, or not exceeding at any one time $1 million in aggregate amount;

                  (f) Easements or reservations in respect of any property of the Company for the purpose of transmission or distribution lines or other rights-of-way, including overhead and underground transmission and distribution lines and pipelines, or similar purposes, zoning ordinances, regulations, reservations, survey exceptions, building restrictions, covenants, party wall agreements, conditions of records and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character;

                  (g) Liens on the property of the Company incurred in the ordinary course of business to secure performance of obligations with respect to statutory or regulatory requirements, performance or return-of-money bonds, surety bonds or other obligations of a like nature, in each case which are not incurred in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

                  (h) Pledges or deposits by the Company under workmen's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Debt) or leases to which the Company is a party, or deposits to secure public or statutory obligations of the Company, or deposits of cash or United States government bonds to secure surety or appeals bonds obtained in the ordinary course of business to which the Company is a party, or deposits as security for taxes (that shall not at the time be delinquent or thereafter can be paid without penalty or are being contested in good faith) or import duties incurred in the ordinary course of business, or deposits for the payment of rent or performance of other obligations under a lease, in each case incurred in the ordinary course of business;

                  (i) Rights reserved to or vested in any municipality or public authority by the terms of any franchise, grant, license, or governmental consent or permit, or by any provision of law, to acquire, purchase, or recapture at fair value, or to designate a purchaser of such property;

                  (j) Rights reserved to or vested in any municipality or public authority to use or control or regulate such property;

                  (k) Any obligations or duties, affecting such property, to any municipality or public authority with respect to any franchise, grant, license or permit;

                  (l) Exceptions or reservations therefrom of minerals, precious metals, gas, oil, petroleum, hydrocarbons, or any other substances, which exceptions or reservations exist at the time of acquisition by the Company of the property and which do not materially and adversely affect the use made or proposed to be made by it of such property; or



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         PERSON:

         The term "Person" shall mean any individual, corporation, partnership, limited partnership, joint venture, limited liability company, limited liability partnership, association, joint-stock company, trust, unincorporated organization or government or any agent or political subdivision thereof.

         PLEDGED FIRST MORTGAGE BONDS:

         The term "Pledged First Mortgage Bonds" shall mean the First Mortgage Bonds ____% Series due October 1, 2031 issued under the First Mortgage pledged and delivered by the Company to the Trustee pursuant to
Section 5.1 or 5.8 hereof.

         PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY:

         The term "principal executive office of the Company" shall mean 401 South Dixie Highway, West Palm Beach, Florida 33401, or such other place where the main corporate offices of the Company are located as designated in writing to the Trustee by an Authorized Agent.

         PRINCIPAL PROPERTY:

         The term "Principal Property" shall mean (i) any interest in real property owned by the Company, and (ii) any asset owned by the Company that is depreciable in accordance with generally accepted accounting principles, provided that such real property interest or other depreciable asset is Utility Property.

         REGULAR RECORD DATE:

         The term "Regular Record Date" shall mean for an Interest Payment Date for a particular Note the December 15, March 15, June 15 or September 15 next preceding the applicable Interest Payment Date unless such Interest Payment Date is the date of maturity of such Note, in which event, the Regular Record Date shall be the date of maturity of such Note.

         RELATED NOTES:

         The term "related Notes," when used in reference to Pledged First Mortgage Bonds, shall mean the Notes in respect of which such Pledged First Mortgage Bonds were delivered to the Trustee pursuant to Section 5.8 hereof upon the initial authentication and issuance of such Notes pursuant to
Section 2.5 hereof.

         RELATED PLEDGED FIRST MORTGAGE BONDS:

         The term "related Pledged First Mortgage Bonds," when used in reference to the Notes, shall mean the Pledged First Mortgage Bonds delivered to the Trustee pursuant to Section 5.8 hereof in connection with the authentication and issuance of the Notes pursuant to Section 2.5 hereof.

         RESPONSIBLE OFFICER:

         The term "responsible officer" or "responsible officers" when used with respect to the Trustee shall mean any officer in the Corporate Trust Administration department of the Trustee, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by

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

the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

         SEC:

         The term "SEC" shall mean the United States Securities and Exchange Commission or, if at any time hereafter the SEC is not existing or performing the duties now assigned to it under the TIA, then the body performing such duties.

         SPECIAL RECORD DATE:

         The term "Special Record Date" shall mean, with respect to the Notes, the date established by the Trustee in connection with the payment of defaulted interest on the Notes pursuant to Section 2.11 hereof.

         STATED MATURITY:

         The term "stated maturity" shall mean, with respect to the Notes, October 1, 2031.

         TRUSTEE:

         The term "Trustee" shall mean SunTrust Bank and, subject to Article Ten, shall also include any successor Trustee.

         U.S. GOVERNMENT OBLIGATIONS:

         The term "U.S. Government Obligations" shall mean (i) direct non-callable obligations of, or noncallable obligations guaranteed as to timely payment of principal and interest by, the United States of America or an agency thereof for the payment of which obligations or guarantee the full faith and credit of the United States is pledged or (ii) certificates or receipts representing direct ownership interests in obligations or specified portions (such as principal or interest) of obligations described in clause
(i) above, which obligations are held by a custodian in safekeeping in a manner satisfactory to the Trustee.

         UTILITY PROPERTY:

         The term "Utility Property" shall mean and comprise property of the Company, located in the State of Florida which (except as provided below) is used by or useful to the Company in the business of furnishing (i) electricity or gas for heat, light, power, refrigeration or other use, or
(ii) water for domestic, industrial or public use or consumption, or other use, or any other business which is incidental thereto, including all properties necessary or appropriate for purchasing, storing, generating, manufacturing, utilizing, transmitting, supplying, gasifying and/or disposing of all or any part of the foregoing, provided that such property shall be property which the Company under its charter and the laws of Florida shall be lawfully authorized to own and use in the business in connection with which such property is used or to be used by it.



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                                ARTICLE TWO

                  FORM, ISSUE, EXECUTION, REGISTRATION AND
                              EXCHANGE OF NOTES

SECTION 2.1       FORM GENERALLY

                  (a) If the Notes are in the form of a Global Note they shall be in substantially the form set forth in Exhibit A to this Indenture, and, if the Notes are not in the form of a Global Note, they shall be in substantially the form set forth in Exhibit B to this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable rules of any securities exchange or of the Depositary or with applicable law, including without limitation, applicable securities laws, or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of such Notes.

                  (b) The definitive Notes shall be typed, printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

SECTION 2.2       FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         The Trustee's certificate of authentication on all Notes shall be in substantially the following form:

         Trustee's Certificate of Authentication

         This Note is one of the Notes herein designated, described or provided for in the within-mentioned Indenture.



                                 ----------------------------------------------
                                 as Trustee

                                 By:
                                    -------------------------------------------
                                               Authorized Officer


SECTION 2.3       AMOUNT

         The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is limited to $15,000,000.

SECTION 2.4       DENOMINATIONS, DATES, INTEREST PAYMENT AND RECORD DATES

                  (a) The Notes shall be issuable in registered form without coupons in denominations of $1,000 and integral multiples thereof or such other amount or amounts as may be authorized by the Board of Directors or a Company Order pursuant to a Board Resolution or in one or more indentures supplemental hereto; provided, however, that the principal amount of a Global Note shall not exceed $15,000,000.

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

                  (b) Each Note shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date; each Note issued upon transfer, exchange or substitution of a Note shall bear the Original Issue Date of such transferred, exchanged or substituted Note.

                  (c) Each Note shall bear interest from the later of (1) its Original Issue Date (or, if pursuant to Section 2.13 hereof, a Global Note has two or more Original Issue Dates, interest shall, beginning on each such Original Issue Date, begin to accrue for that part of the principal amount of such Global Note to which that Original Issue Date is applicable), or (2) the most recent date to which interest has been paid or duly provided for with respect to such Note until the principal of such Note is paid or made available for payment, and interest on each Note shall be payable on each Interest Payment Date after the Original Issue Date.

                  (d) The Notes shall mature October 1, 2031. The principal amount of the outstanding Notes shall be payable on the maturity date.

                  (e) Interest on the Notes shall be calculated on the basis of a 360-day year of twelve 30-day months and shall be computed at a fixed rate until the maturity of the Notes. Unless otherwise specified in a Company Order pursuant to Section 2.5 hereof, principal, interest and premium, if any, on the Notes shall be payable in the currency of the United States.

                  (f) Except as provided in the following sentence, the Person in whose name any Note is registered at the close of business on any Regular Record Date or Special Record Date with respect to an Interest Payment Date for such Note shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of the Note upon any registration of transfer, exchange or substitution of the Note subsequent to such Regular Record Date or Special Record Date and prior to such Interest Payment Date. Any interest payable at maturity shall be paid to the Person to whom the principal of such Note is payable.

                  (g) Promptly after each Regular Record Date that is not a date of maturity, the Trustee shall furnish to the Company a notice setting forth the total amount of the interest payments to be made on the applicable Interest Payment Date, and to the Depositary a notice setting forth the total amount of interest payments to be made on Global Notes on such Interest Payment Date. The Trustee (or any duly selected paying agent) shall provide to the Company during each month that precedes an Interest Payment Date a list of the principal, interest and premium, if any, to be paid on Notes on such Interest Payment Date and to the Depositary a list of the principal, interest and premium, if any, to be paid on Global Notes on such Interest Payment Date. Promptly after the first Business Day of each month, the Trustee shall furnish to the Company a written notice setting forth the aggregate principal amount of the Global Notes. The Trustee, as long as it is paying agent, shall assume responsibility for withholding taxes on interest paid as required by law except with respect to any Global Note.

SECTION 2.5       EXECUTION, AUTHENTICATION, DELIVERY AND DATING

                  (a) The Notes shall be executed on behalf of the Company by one of the President, any Vice President, the Treasurer or an Assistant Treasurer of the Company and attested by the Secretary or an Assistant Secretary of the Company. The signature of any of these officers on the Notes may be manual or facsimile.

                  (b) Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall continue to be valid obligations of the Company,

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

notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  (c) The Company may deliver Notes executed by the Company to the Trustee for authentication, together with or preceded by a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with any such Company Order shall authenticate and deliver such Notes. Prior to authenticating any Notes, and in accepting the additional responsibilities under this Indenture in relation to the Notes, the Trustee shall receive from the Company the following at or before the issuance of the Notes, and (subject to Section 10.1 hereof) shall be fully protected in relying upon:

                      (1) A Board Resolution authorizing such Company Order;

                      (2) an Opinion of Counsel stating substantially the following, subject to customary qualifications and exceptions:

                          (A) that this Indenture has been duly authorized,
executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except as enforcement of provisions of the Indenture may be limited by state laws affecting the remedies for the enforcement of the security provided for in the Indenture;

                          (B) that the issuance of the First Mortgage Bonds
that service and secure the payment of the principal and interest in respect of such Notes has been duly authorized, executed and delivered, and that such Pledged First Mortgage Bonds and the applicable First Mortgage are valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except as enforcement of provisions thereof may be limited by state laws affecting the remedies for the enforcement of the security provided for in the First Mortgage; and that such Pledged First Mortgage Bonds are entitled to the benefit of the applicable First Mortgage, equally and ratably, with all First Mortgage Bonds and other Pledged First Mortgage Bonds (if any) outstanding under the applicable First Mortgage, except as to sinking fund provisions;

                          (C) that the Indenture and the First Mortgage are
qualified to the extent necessary under the TIA;

                          (D) that such Notes have been duly authorized and
executed by the Company, and when authenticated by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except as enforcement of provisions of this Indenture may be limited by state laws affecting the remedies for the enforcement of the security provided for in this Indenture;

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

                          (E) that the issuance of the Notes and the
delivery by the Company of the Pledged First Mortgage Bonds in connection therewith will not result in any default under this Indenture, the First Mortgage or any other contract, indenture, loan agreement or other instrument to which the Company is a party or by which it or any of its property is bound;

                          (F) that all consents or approvals of the Florida
Public Service Commission (or any successor agency) and of any other federal or state regulatory agency required in connection with the Company's execution and delivery of this Indenture, such Notes and any Pledged First Mortgage Bonds have been obtained and are not withdrawn (except that no statement need be made with respect to state securities laws); and

                          (G) that the First Mortgage and all financing
statements have been duly filed and recorded in all places where such filing or recording is necessary for the perfection or preservation of the lien of the First Mortgage and the First Mortgage constitutes a valid and perfected first lien upon the property purported to be covered thereby, subject only to permitted encumbrances (as defined in the First Mortgage).

                      (3) an Officers' Certificate stating that (i) the Company is not, and upon the authentication by the Trustee of such Notes will not be, in default under any of the terms or covenants contained in this Indenture, (ii) all conditions that must be met by the Company to issue Notes under this Indenture have been met, and (iii) the Pledged First Mortgage Bonds securing the Notes pledged or being pledged to the Trustee meets the requirements of Section 5.10 hereof.

                  (d) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of an authorized officer, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

SECTION 2.6       EXCHANGE AND REGISTRATION OF TRANSFER OF NOTES

                  (a) Subject to Section 2.13 hereof, Notes may be exchanged for one or more new Notes of any authorized denominations and of a like aggregate principal amount and stated maturity and having the same terms and Original Issue Date. Notes to be exchanged shall be surrendered at any of the offices or agencies to be maintained pursuant to Section 7.2 hereof and the Trustee shall deliver in exchange therefor the Note or Notes which the Noteholder making the exchange shall be entitled to receive.

                  (b) The Company hereby appoints the Trustee registrar for the Notes. The Trustee shall keep, at one of said offices or agencies, a register or registers in which, subject to such reasonable regulations as it may prescribe, the Trustee shall register or cause to be registered Notes and shall register or cause to be registered the transfer of Notes as in this Article Two provided. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times, such register shall be open for inspection by the Company. Upon due presentment for registration of transfer of any Note at any such office or agency, the Company shall execute and the Trustee shall register, authenticate and deliver in the name of the transferee or transferees one or more new Notes of any authorized denominations and of a like aggregate principal amount and stated maturity and having the same terms and Original Issue Date.

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

                  (c) All Notes presented for registration of transfer or for exchange, redemption or payment shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee and duly executed by the Holder or the attorney in fact of such Holder duly authorized in writing.

                  (d) No service charge shall be made for any exchange or registration of transfer of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  (e) The Trustee shall not be required to exchange or register a transfer of any Notes selected, called or being called for redemption, except, in the case of any Note to be redeemed in part, the portion thereof not to be so redeemed.

                  (f) If the principal amount, and applicable premium, if any, of part, but not all, of a Global Note is paid, then upon surrender to the Trustee of such Global Note, the Company shall execute, and the Trustee shall authenticate, deliver and register, a Global Note in an authorized denomination in aggregate principal amount equal to, and having the same terms and Original Issue Date as, the unpaid portion of such Global Note.

SECTION 2.7       MUTILATED, DESTROYED, LOST OR STOLEN NOTES

                  (a) If any temporary or definitive Note shall become mutilated or be destroyed, lost or stolen, the Company shall execute, and upon its request the Trustee shall authenticate and deliver, a new Note of like form and principal amount and having the same terms and Original Issue Date and bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, the Trustee and any paying agent or Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft of a Note, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

                  (b) The Trustee shall authenticate any such substituted Note and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Note, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. If any Note which has matured, is about to mature, has been redeemed or called for redemption shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substituted Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) if the applicant for such payment shall furnish to the Company, the Trustee and any paying agent or Authenticating Agent such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and the Trustee of the destruction, loss or theft of such Note and of the ownership thereof.

                  (c) Every substituted Note issued pursuant to this Section
2.7 by virtue of the fact that any Note is mutilated, destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not such destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder. All Notes shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of

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

mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

SECTION 2.8       TEMPORARY NOTES

         Pending the preparation of definitive Notes, the Company may execute and the Trustee shall authenticate and deliver temporary Notes (printed, lithographed or otherwise reproduced). Temporary Notes shall be issuable in any authorized denomination and substantially in the form of the definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Notes. Without unreasonable delay the Company shall execute and shall deliver to the Trustee definitive Notes and thereupon any or all temporary Notes shall be surrendered in exchange therefor at the corporate trust office of the Trustee, and the Trustee shall authenticate, deliver and register in exchange for such temporary Notes an equal aggregate principal amount of definitive Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor to the Noteholders. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes authenticated and delivered hereunder.

SECTION 2.9       CANCELLATION OF NOTES PAID, ETC.

         All Notes surrendered for the purpose of payment, redemption, exchange or registration of transfer shall be surrendered to the Trustee for cancellation and promptly canceled by it and no Notes shall be issued in lieu thereof except as expressly permitted by this Indenture. The Company's acquisition of any Notes shall operate as a redemption or satisfaction of the indebtedness represented by such Notes and such Notes shall be surrendered by the Company to and canceled by the Trustee.

SECTION 2.10      INTEREST RIGHTS PRESERVED

         Each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note, and each such Note shall be so dated that neither gain nor loss of interest shall result from such transfer, exchange or substitution.

SECTION 2.11      SPECIAL RECORD DATE

         If and to the extent that the Company fails to make timely payment or provision for timely payment of interest on any Notes (other than on an Interest Payment Date that is a maturity date), that interest shall cease to be payable to the Persons who were the Noteholders of such issue at the applicable Regular Record Date. In that event, when moneys become available for payment of that interest, the Trustee shall (a) establish a date of payment of such interest and a Special Record Date for the payment of that interest, which Special Record Date shall be not more than 15 or fewer than 10 days prior to the date of the proposed payment and (b) mail notice of the date of payment and of the Special Record Date not fewer than 10 days preceding the Special Record Date to each Noteholder of such issue at the close of business on the 15th day preceding the mailing at the address of such Noteholder, as it appears on the register for the Notes. On the day so established by the Trustee the interest shall be payable to the Holders of the applicable Notes at the close of business on the Special Record Date.

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SECTION 2.12      PAYMENT OF NOTES

         Payment of the principal, interest and premium on all Notes shall be payable as follows:

                  (a) On or before 11:00 a.m., Eastern Standard Time, of the day on which payment of principal, interest and premium, if any, is due on any Global Note pursuant to the terms thereof, the Company shall deliver to the Trustee funds available on such date sufficient to make such payment, by wire transfer of immediately available funds or by instructing the Trustee to withdraw sufficient funds from an account maintained by the Company with the Trustee or such other method as is acceptable to the Trustee and, if applicable, the Depositary. On or before 2:00 p.m., Eastern Standard Time, or such other time as shall be agreed upon between the Trustee and, if applicable, the Depositary, of the day on which any payment of interest is due on any Global Note (other than at maturity), the Trustee shall pay to the Depositary such interest in same day funds. On or before 2:00 p.m., Eastern Standard Time or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which principal, interest payable at maturity and premium, if any, is due on any Global Note, the Trustee shall deposit with the Depositary the amount equal to the principal, interest payable at maturity and premium, if any, by wire transfer into the account specified by the Depositary. As a condition to the payment at maturity of any part of the principal and applicable premium of any Global Note, the Depositary shall surrender, or cause to be surrendered, such Global Note to the Trustee, whereupon a new Global Note shall be issued to the Depositary pursuant to Section 2.6(f).

                  (b) With respect to any Note that is not a Global Note, principal, applicable premium, if any, and interest due at the maturity of the Note shall be payable in immediately available funds when due upon presentation and surrender of such Note at the corporate trust office of the Trustee or at the authorized office of any paying agent. Interest on any Note that is not a Global Note (other than interest payable at maturity) shall be paid to the Holder thereof as its name appears on the register as of the close of business on the Regular Record Date relating to the applicable Interest Payment Date by check mailed on such Interest Payment Date or wire transfer payable in clearinghouse or similar next day funds; provided that if the Trustee receives a written request from any Holder of Notes, the aggregate principal amount of which having the same Interest Payment Date equals or exceeds $1,000,000, on or before the applicable Regular Record Date for such Interest Payment Date, interest shall be paid by wire transfer of immediately available funds to a bank located within the continental United States and designated by such Holder in its request or by direct deposit into the account of such Holder designated by such Holder in its request if such account is maintained with the Trustee or any paying agent.

                  (c) The Trustee shall receive the Pledged First Mortgage Bonds from the Company as provided in this Indenture and shall hold the Pledged First Mortgage Bonds and any and all sums payable thereon or with respect thereto or realized therefrom, in trust for the benefit of the Holders of the Notes, as herein provided. Subject to Article Nine hereof, the Company's obligations to make payments with respect to the principal of, premium or interest on Pledged First Mortgage Bonds will be fully or partially, as the case may be, satisfied and discharged to the extent that, at the time that any such payment shall be due, the then due principal of, premium or interest on the related Notes shall have been fully or partially paid or there shall have been deposited with the Trustee pursuant to this
Section 2.12 sufficient available funds to fully or partially pay the then due principal of, premium, if any, or interest on such related Notes.

SECTION 2.13      NOTES ISSUABLE IN THE FORM OF A GLOBAL NOTE

                  (a) The Company shall issue Notes in whole or in part in the form of one or more Global Notes. The Company shall execute and the Trustee shall, in accordance with Section 2.5 hereof and the Company Order delivered to the Trustee thereunder, authenticate and deliver such Global Note or

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

Notes, which (i) shall represent and shall be denominated in an amount equal to $15,000,000, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "This Note is a Global Note registered in the name of the Depositary (referred to herein) or a nominee thereof and, unless and until it is exchanged in whole or in part for the individual Notes represented hereby, this Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this Global
Note is presented by an authorized representative of The Depository Trust Company, to the trustee for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, Cede & Co., has an interest herein" or such other legend as may be required by the rules and regulations of the Depositary.

                  (b) Notwithstanding any other provision of Section 2.6 hereof or of this Section 2.13, unless the terms of the Global Note expressly permit such Global Note to be exchanged in whole or in part for individual Notes, a Global Note may be transferred, in whole but not in part, only as described in the legend thereto.

                  (c) (i) If at any time the Depositary for a Global Note notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note or if at any time the Depositary for the Global Note shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or other applicable statute or regulation, the Company shall appoint a successor Depositary, with respect to such Global Note. If a successor Depositary for such Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election to issue the Notes in global form shall no longer be effective with respect to the Notes evidenced by such Global Note and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes in exchange for such Global Note, shall authenticate and deliver, individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the amount of the Global Note in exchange for such Global Note. The Trustee shall not be charged with knowledge or notice of the ineligibility of a Depositary unless a responsible officer assigned to and working in its corporate trustee administration department shall have actual knowledge thereof.

                      (ii) The Company may at any time and in its sole discretion determine that all (but not less than all) outstanding Notes issued or issuable in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes in exchange for such Global Note, shall authenticate and deliver individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Note or Notes in exchange for such Global Note or Notes.

                      (iii) In any exchange provided for in any of the preceding two paragraphs, the Company will execute and the Trustee will authenticate and deliver individual Notes in definitive registered form in authorized denominations. Upon the exchange of a Global Note for individual Notes, such Global Note shall be canceled by the Trustee. Notes issued in exchange for a Global Note pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Notes to the Depositary for delivery to the persons in

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

whose names such Notes are so registered, or if the Depositary shall refuse or be unable to deliver such Notes, the Trustee shall deliver such Notes to the persons in whose names such Notes are registered, unless otherwise agreed upon between the Trustee and the Company, in which event the Company shall cause the Notes to be delivered to the persons in whose names such Notes are registered.

                  (d) Neither the Company, the Trustee, any Authenticating Agent nor any paying agent shall have any responsibility or liability for any aspect of the records relating to, or payments made on account of beneficial ownership interests of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.

                  (e) Pursuant to the provisions of this subsection, at the option of the Trustee and upon 30 days' written notice to the Depositary but not prior to the first Interest Payment Date of the respective Global Notes, the Depositary shall be required to surrender any two or more Global Notes which have identical terms, including, without limitation, identical maturities, interest rates and redemption provisions to the Trustee, and the Company shall execute, and the Trustee shall authenticate and deliver to, or at the direction of, the Depositary, a Global Note in principal amount equal to the aggregate principal amount of, and with all terms identical to, the Global Notes surrendered thereto and that shall indicate each applicable Original Issue Date and the principal amount applicable to each such Original Issue Date. The exchange contemplated in this subsection shall be consummated at least 30 days prior to any Interest Payment Date applicable to any of the Global Notes surrendered to the Trustee. Upon any exchange of any Global Note with two or more Original Issue Dates, whether pursuant to this Section or pursuant to Section 2.6 or Section 3.3 hereof, the aggregate principal amount of the Notes with a particular Original Issue Date shall be the same before and after such exchange, after giving effect to any retirement of Notes and the Original Issue Dates applicable to such Notes occurring in connection with such exchange.

                  (f) Except as provided above, owners of beneficial interests in a Global Note shall not be entitled to have Notes represented by such Global Note registered in their names, shall not receive or be entitled to receive physical delivery of Notes in certificated form and shall not be considered the Holders thereof for any purpose under this Indenture. Members of or participants in the Depositary shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner and Holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its members or participants, the operation of customary practices governing the exercise of the rights of a Holder of any Note, including, without limitation, the granting of proxies or other authorization of participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under this Indenture.

                               ARTICLE THREE

                   REDEMPTION OF NOTES AT COMPANY'S OPTION

SECTION 3.1       REDEMPTION RIGHT AT CORPORATION'S OPTION

         The Company has the right to redeem the Notes at its sole option, in whole or in part, at any time and from time to time on or after October 1, 2006, at the following redemption prices, subject to the terms and conditions set forth in this Article Three:



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         If redeemed during the 12-month period beginning October 1:

         Year              Redemption Price

         2006              101%

         Thereafter        100%

SECTION 3.2       NOTICE OF REDEMPTION; SELECTION OF NOTES

                  (a) The election of the Company to redeem any Notes shall be evidenced by a Board Resolution or a Company Order which shall be given with notice of redemption to the Trustee at least 45 days (or such shorter period acceptable to the Trustee in its sole discretion) prior to the redemption date specified in such notice.

                  (b) Following receipt of the Company's notice pursuant to
Section 3.2(a) hereof, notice of redemption to each Holder of Notes to be redeemed as a whole or in part shall be given by the Trustee, at the expense of the Company, in the manner provided in Section 17.10 hereof, no less than 30 or more than 60 days prior to the date fixed for redemption. Any notice which is given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Noteholder receives the notice. In any case, failure to duly give such notice, or any defect in such notice, to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any Note.

                  (c) Each such notice shall specify the date fixed for redemption, the places of redemption and the redemption price at which such Notes are to be redeemed, and shall state that payment of the redemption price of such Notes or portion thereof to be redeemed will be made upon surrender of such Notes at such places of redemption, that interest accrued to the date fixed for redemption will be paid as specified in such notice, and that from and after such date interest thereon shall cease to accrue. If less than all of the Notes having the same terms are to be redeemed, the notice shall specify the Notes or portions thereof to be redeemed. If any
Note is to be redeemed in part only, the notice which relates to such Note shall state the portion of the principal amount thereof to be redeemed, and shall state that, upon surrender of such Note, a new Note or Notes having the same terms in aggregate principal amount equal to the unredeemed portion thereof will be issued.

                  (d) Unless otherwise provided by a supplemental indenture, if less than all of the Notes are to be redeemed, the Trustee shall select pro rata or by lot, or in such other manner as it shall deem appropriate and fair in its discretion the particular Notes to be redeemed in whole or in part and shall thereafter promptly notify the Company in writing of the Notes so to be redeemed. If less than all of the Notes represented by a Global Note are to be redeemed, the particular Notes or portions thereof to be redeemed shall be selected by the Depositary for such Notes in such manner as the Depositary shall determine. Notes shall be redeemed only in denominations of $1,000, provided that any remaining principal amount of a Note redeemed in part shall be a denomination authorized under this Indenture.

                  (e) If at the time of the mailing of any notice of redemption the Company shall not have irrevocably directed the Trustee to apply funds deposited with the Trustee or held by it and available to be used for the redemption of Notes to redeem all the Notes called for redemption, such notice, at the election of the Company, may state that it is subject to the receipt of the redemption moneys by the Trustee before the date fixed for redemption and that such notice shall be of no effect unless such moneys are so received before such date.


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SECTION 3.3       PAYMENT OF NOTES ON REDEMPTION; DEPOSIT OF REDEMPTION PRICE

                  (a) If notice of redemption for any Notes shall have been given as provided in Section 3.2 hereof and such notice shall not contain the language permitted at the Company's option under Section 3.2(e) hereof, such Notes or portions of Notes called for redemption shall become due and payable on the date and at the places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption of such Notes. Interest on the Notes or portions thereof so called for redemption shall cease to accrue and such Notes or portions thereof shall be deemed not to be entitled to any benefit under this Indenture except to receive payment of the redemption price together with interest accrued thereon to the date fixed for redemption. Upon presentation and surrender of such Notes at such a place of payment in such notice specified, such Notes or the specified portions thereof shall be paid and redeemed at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

                  (b) If notice of redemption shall have been given as provided in Section 3.2 hereof and such notice shall contain the language permitted at the Company's option under Section 3.2(e) hereof, such Notes or portions of Notes called for redemption shall become due and payable on the date and at the places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption of such Notes, and interest on the Notes or portions thereof so called for redemption shall cease to accrue and such Notes or portions thereof shall be deemed not to be entitled to any benefit under this Indenture except to receive payment of the redemption price together with interest accrued thereon to the date fixed for redemption; provided that, in each case, the Company shall have deposited with the Trustee or a paying agent on or prior to such redemption date an amount sufficient to pay the redemption price together with interest accrued to the date fixed for redemption. Upon the Company making such deposit and upon presentation and surrender of such Notes at the place of payment in such notice specified, such Notes or the specified portions thereof shall be paid and redeemed at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption. If the Company shall not make such deposit on or prior to the redemption date, the notice of redemption shall be of no force and effect and the principal on such Notes or specified portions thereof shall continue to bear interest as if the notice of redemption had not been given.

                  (c) No notice of redemption of Notes shall be mailed during the continuance of any Event of Default, except (1) that, when notice of redemption of any Notes has been mailed, the Company shall redeem such Notes but only if funds sufficient for that purpose have prior to the occurrence of such Event of Default been deposited with the Trustee or a paying agent for such purpose, and (2) that notices of redemption of all outstanding Notes may be given during the continuance of an Event of Default.

                  (d) Upon surrender of any Note redeemed in part only, the Company shall execute, and the Trustee shall authenticate, deliver and register, a new Note or Notes of authorized denominations in aggregate principal amount equal to, and having the same terms, Original Issue Date or Dates as, the unredeemed portion of the Note so surrendered.

SECTION 3.4       REDEMPTION OF FIRST MORTGAGE BONDS

         In the event that the First Mortgage Bonds securing the Notes hereunder are redeemed in whole or in part by the Company pursuant to the terms of such First Mortgage Bonds, the Trustee shall use the proceeds of such redemption to redeem a like amount of the related Notes. Any notice of redemption of all or part of the First Mortgage Bonds delivered by the Company to the Mortgage Trustee shall be deemed to be a notice of redemption delivered to the Trustee pursuant to Section 3.2(a) hereof to redeem a like amount of the related Notes.


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                                ARTICLE FOUR
    REDEMPTION OF NOTES AT REPRESENTATIVE OF DECEASED NOTEHOLDER'S OPTION

SECTION 4.1       REDEMPTION RIGHT AT REPRESENTATIVE OF DECEASED
                  NOTEHOLDER'S OPTION.

         Unless the Notes have been declared due and payable prior to their maturity by reason of an Event of Default, the personal representative or other person authorized to represent the estate of the deceased Beneficial Owner, or surviving joint tenant(s), tenant by the entirety or the trustee of a trust for a deceased Beneficial Owner (as hereinafter defined) (the "Representative") has the right to request redemption prior to stated maturity of all or part of his interest in the Notes, and the Company will redeem the same subject to the limitations that the Company will not be obligated to redeem, during the period from the original issue date through and including October 1, 2002 (the "Initial Period"), and during any twelve-month period which ends on and includes each October 1 thereafter (each such twelve-month period being hereinafter referred to as a "Subsequent Period"), (i) on behalf of a deceased Beneficial Owner any interest in the Notes which exceeds $25,000 principal amount or (ii) interests in the Notes exceeding $300,000 in aggregate principal amount. A request for redemption may be initiated by the Representative of a deceased holder at any time and in any principal amount.

         The Company may, at its option, redeem interests of any deceased Beneficial Owner in the Notes in the Initial Period or any Subsequent Period in excess of the $25,000 limitation. Any such redemption, to the extent that it exceeds the $25,000 limitation for any deceased Beneficial Owner, shall not be included in the computation of the $300,000 aggregate limitation for such Initial Period or such Subsequent Period, as the case may be, or for any succeeding Subsequent Period. The Company may, at its option, redeem interests of deceased Beneficial Owners in the Notes, in the Initial Period or any Subsequent Period in an aggregate principal amount exceeding $300,000. Any such redemption, to the extent it exceeds the $300,000 aggregate limitation shall not reduce the $300,000 aggregate limitation for any Subsequent Period. On any determination by the Company to redeem Notes in excess of the $25,000 limitation or the $300,000 aggregate limitation, Notes so redeemed shall be redeemed in the order of the receipt of Redemption Requests (as hereinafter defined) by the Trustee.

         A request for redemption of an interest in the Notes may be initiated by the Representative. The Representative shall deliver a request to the Participant (hereinafter defined) through whom the deceased Beneficial Owner owned such interest, in form satisfactory to the Participant, together with evidence of the death of the Beneficial Owner, evidence of the authority of the Representative satisfactory to the Participant, such waivers, notices or certificates as may be required under applicable state or federal law and such other evidence of the right to such redemption as the Participant shall require. The request shall specify the principal amount of the interest in the Notes to be redeemed. The Participant shall thereupon deliver to the Depositary a request for redemption substantially in the form attached as Exhibit C hereto (a "Redemption Request"). The Depositary will promptly deliver the notice to the Trustee. The Trustee shall maintain records with respect to Redemption Requests received by it including date of receipt, the name of the Participant filing the Redemption Request and the status of each such Redemption Request with respect to the $25,000 limitation and the $300,000 aggregate limitation. The Trustee will immediately file each Redemption Request it receives, together with the information regarding the eligibility thereof with respect to the $25,000 limitation and the $300,000 aggregate limitation with the Company. The Depositary, the Company and the Trustee may conclusively assume, without independent investigation, that the statements contained in each Redemption Request are true and correct and shall have no responsibility for reviewing any documents submitted to the Participant by the Representative or for determining whether the applicable decedent is in fact the Beneficial Owner of the interest in the Notes to be redeemed or is in fact deceased and whether the Representative is duly authorized to request redemption on behalf of the applicable Beneficial Owner.


                                     20

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

         Subject to the $25,000 limitation and the $300,000 aggregate limitation, the Company will, after the death of any Beneficial Owner, redeem the interest of such Beneficial Owner in the Notes within 60 days following receipt by the Company of a Redemption Request from the Trustee. If Redemption Requests exceed the aggregate principal amount of interests in Notes required to be redeemed during the Initial Period or during any Subsequent Period, then such excess Redemption Requests will be applied in the order received by the Trustee to successive Subsequent Periods, regardless of the number of Subsequent Periods required to redeem such interests. The Company may, at any time notify the Trustee that it will redeem, on a date not less than 30 nor more than 60 days thereafter, all or any such lesser amount of Notes for which Redemption Requests have been received but which are not then eligible for redemption by reason of the $25,000 limitation or the $300,000 aggregate limitation. Any Notes so redeemed shall be redeemed in the order of receipt of Redemption Requests by the Trustee.

         The price to be paid by the Company for the Notes to be redeemed pursuant to a Redemption Request is 100% of the principal amount thereof plus accrued but unpaid interest to the date of payment. Subject to arrangements with the Depositary, payment for interests in the Notes which are to be redeemed shall be made to the Depositary upon presentation of Notes to the Trustee for redemption in the aggregate principal amount specified in the Redemption Requests submitted to the Trustee by the Depositary which are to be fulfilled in connection with such payment. The principal amount of any Notes acquired or redeemed by the Company other than by redemption at the option of any Representative of a deceased Beneficial Owner pursuant to this section shall not be included in the computation of either the $25,000 limitation or the $300,000 aggregate limitation for the Initial Period or for any Subsequent Period.

         For purposes of this Section 4.1, a "Beneficial Owner" means the Person who has the right to sell, transfer or otherwise dispose of an interest in a Note and the right to receive the proceeds therefrom, as well as the interest and principal payable to the holder thereof. In general, a determination of beneficial ownership in the Notes will be subject to the rules, regulations and procedures governing the Depositary and institutions that have accounts with the Depositary or a nominee thereof ("Participants").

         For purposes of this section, an interest in a Note held in tenancy by the entirety, joint tenancy or by tenants in common will be deemed to be held by a single Beneficial Owner and the death of a tenant by the entirety, joint tenant or tenant in common will be deemed the death of a Beneficial Owner. The death of a person who, during his lifetime, was entitled to substantially all of the rights of a Beneficial Owner of an interest in the Notes will be deemed the death of the Beneficial Owner, regardless of the recordation of such interest on the records of the Participant, if such rights can be established to the satisfaction of the Participant. Such interests shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, community property or other similar joint ownership arrangements, including individual retirement accounts or Keogh [H.R. 10] plans maintained solely by or for the decedent or by or for the decedent and any spouse, and trust and certain other arrangements where one person has substantially all of the rights of a Beneficial Owner during such person's lifetime.

         In the case of a Redemption Request which is presented on behalf of a deceased Beneficial Owner and which has not been fulfilled at the time the Company gives notice of its election to redeem the Notes, the Notes which are the subject of such pending Redemption Request shall be redeemed prior to any other Notes.

         The Company may, at its option, purchase any Notes for which Redemption Requests have been received in lieu of redeeming such Notes. Any Notes so purchased by the Company shall either be reoffered for sale and sold within 180 days after the date of purchase or presented to the Trustee for redemption and cancellation.


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         During such time or times as the Notes are not represented by a
Global Security and are issued in definitive form, all references in this Section to Participants and the Depositary, including the Depositary's governing rules, regulations and procedures shall be deemed deleted, all determinations which under this section the Participants are required to make shall be made by the Company (including, without limitation, determining whether the applicable decedent is in fact the Beneficial Owner of the interest in the Notes to be redeemed or is in fact deceased and whether the Representative is duly authorized to request redemption on behalf of the applicable Beneficial Owner), all redemption requests, to be effective, shall be delivered by the Representative to the Trustee, with a copy to the Company, and shall be in the form of a Redemption Request (with appropriate changes to reflect the fact that such Redemption Request is being executed by a Representative) and, in addition to all documents that are otherwise required to accompany a Redemption Request, shall be accompanied by the Note that is the subject of such request.

SECTION 4.2       WITHDRAWAL.

         Any Redemption Request may be withdrawn by the person(s) presenting the same upon delivery of a written request for such withdrawal given by the Participant on behalf of such person to the Depositary and by the Depositary to the Trustee not less than 30 days prior to payment thereof by the Company.

                                ARTICLE FIVE
                        PLEDGED FIRST MORTGAGE BONDS

SECTION 5.1       PLEDGE

         The Company hereby delivers to and pledges to the Trustee, for the benefit of the Holders from time to time of the Notes issued under this Indenture, the Pledged First Mortgage Bonds in an aggregate principal amount equal to $15,000,000, that are fully registered in the name of the Trustee, in trust for the Holders of the Notes issued, as security for (1) the full and prompt payment of the principal of each Note when and as the same shall become due at maturity in accordance with the terms and provisions of this Indenture, either at the stated maturity thereof, upon acceleration of the maturity thereof, upon acceleration of the maturity thereof or upon call for redemption, and (2) the full and prompt payment of any interest on each Note when and as the same shall become due on any Interest Payment Date in accordance with the terms and provisions of this Indenture.

SECTION 5.2       RECEIPT

         The Trustee acknowledges receipt of the Pledged First Mortgage Bonds in an aggregate principal amount of $15,000,000 for the benefit of the Holders of the Notes issued under this Indenture. The Pledged First Mortgage Bonds may be held either directly by the Trustee or by any other Person acting on its behalf in Florida (or any other jurisdiction acceptable to the Company, provided the Trustee shall have received an Opinion of Counsel as to the matter set forth in Section 2.5(c)(2)).

SECTION 5.3       FIRST MORTGAGE BONDS HELD BY THE TRUSTEE

         The Trustee, as the holder of the Pledged First Mortgage Bonds, may attend any meeting of bondholders under the applicable First Mortgage as to which it receives due notice or at its option may deliver its proxy in connection therewith. Either at such meeting, or otherwise where any action, amendment, modification, waiver or consent to or in respect of the applicable First Mortgage or the Pledged First Mortgage Bonds issued under the applicable First Mortgage is sought without a meeting (referred to in this Section 5.3 as a "proposed action"), the Trustee shall vote each of the Pledged First

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Mortgage Bonds held by it, or will consent with respect thereto, as described below. The Trustee may agree to any proposed action without the consent of or notice to the Noteholders where such proposed action would not adversely affect the Holders of the Notes. In the event that any proposed action would adversely affect the Holders of any of the outstanding Notes, the Trustee shall not vote the Pledged First Mortgage Bonds that service and secure the Notes without notice to and the approval of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding.

SECTION 5.4       NO TRANSFER OF PLEDGED FIRST MORTGAGE BONDS; EXCEPTION

         Except as required to effect an assignment to a successor trustee under this Indenture or pursuant to Section 5.5 or Section 5.7 hereof, the Trustee shall not sell, assign or transfer the Pledged First Mortgage Bonds and the Company shall issue stop transfer instructions to the Mortgage Trustee and any transfer agent under the First Mortgage to effect compliance with this Section 5.4.

SECTION 5.5       DELIVERY TO THE COMPANY OF ALL PLEDGED FIRST MORTGAGE BONDS

         When the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the Pledged First Mortgage Bonds shall be satisfied or deemed satisfied pursuant to Section
5.10 or Section 6.1(a) hereof, the Trustee shall, upon written request of the Company, deliver without cost to the Company all of the Pledged First Mortgage Bonds, together with such appropriate instruments of transfer or release as may be reasonably requested by the Company. All Pledged First Mortgage Bonds delivered to the Company in accordance with this Section 5.5 shall be delivered by the Company to the Mortgage Trustee for cancellation.

SECTION 5.6       FURTHER ASSURANCES

         The Company, at its own expense, shall do such further lawful acts and things, and execute and deliver such additional conveyances, assignments, assurances, agreements and instruments, as may be necessary in order to better assign, assure and confirm to the Trustee its interest in the Pledged First Mortgage Bonds and for maintaining, protecting and preserving such interest.

SECTION 5.7       EXCHANGE AND SURRENDER OF PLEDGED FIRST MORTGAGE BONDS

         At any time at the written direction of the Company, the Trustee shall surrender to the Company all or part of the Pledged First Mortgage Bonds in exchange for Pledged First Mortgage Bonds equal in aggregate outstanding principal amounts to, in different denominations than, but with all other terms identical to, the Pledged First Mortgage Bonds so surrendered to the Company. In addition, at any time a Note shall cease to be entitled to any lien, benefit or security under this Indenture pursuant to Section 6.1(b) hereof, the Trustee shall surrender an equal principal amount of the related Pledged First Mortgage Bonds, subject to the limitations of this Section 5.7, to the Company for cancellation. The Trustee shall, together with such Pledged First Mortgage Bonds, deliver to the Company such appropriate instruments of transfer or release as the Company may reasonably request. Prior to the surrender required by this paragraph, the Trustee shall receive from the Company, and (subject to Section 10.1 hereof) shall be fully protected in relying upon, an Officers' Certificate stating (i) the aggregate outstanding principal amount of the Pledged First Mortgage Bonds surrendered by the Trustee, after giving effect to such surrender, (ii) the aggregate outstanding principal amount of the related Notes, (iii) that the surrender of the Pledged First Mortgage Bonds will not result in any default under this Indenture, and (iv) that any Pledged First Mortgage Bonds to be received in exchange for the Pledged First Mortgage Bonds being surrendered comply with the provisions of this Section.


                                     23

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         The Company shall not be permitted to cause the surrender or exchange of all or any part of the Pledged First Mortgage Bonds contemplated in this Section, if after such surrender or exchange, the aggregate outstanding principal amount of the related Notes would exceed the aggregate outstanding principal amount of the Pledged First Mortgage Bonds held by the Trustee. Any Pledged First Mortgage Bonds received by the Company pursuant to this Section 5.7 shall be delivered to the Mortgage Trustee for cancellation.

SECTION 5.8       ACCEPTANCE OF ADDITIONAL PLEDGED FIRST MORTGAGE BONDS

         At any time, at the option of the Company, the Company may deliver to the Trustee, and the Trustee shall accept one or more additional Pledged First Mortgage Bonds registered in the name of the Trustee conforming to the requirements of Section 5.9 hereof.

SECTION 5.9       TERMS OF PLEDGED FIRST MORTGAGE BONDS

         Each of the Pledged First Mortgage Bonds delivered to the Trustee pursuant to Section 5.1 or Section 5.8 hereof shall have the same stated rate or rates of interest (or interest calculated in the same manner), Interest Payment Dates, stated maturity date and redemption provisions, and shall be in the same aggregate principal amount, as the related Notes.

SECTION 5.10      PLEDGED FIRST MORTGAGE BONDS AS SECURITY FOR NOTES

         Subject to Article Six hereof, Pledged First Mortgage Bonds delivered to the Trustee, in trust for the benefit of the Holders of the related Notes, shall serve as security for any and all obligations of the Company under the related Notes, including, but not limited to (1) the full and prompt payment of the principal of and premium, if any, on such related Notes when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or such related Notes, either at the stated maturity thereof upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on such related Notes when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or such related Notes.

                                ARTICLE SIX

                SATISFACTION AND DISCHARGE; UNCLAIMED MONEYS

SECTION 6.1       SATISFACTION AND DISCHARGE

                  (a) If at any time:

                      (1) the Company shall have paid or caused to be paid the principal of and premium, if any, and interest on all the outstanding Notes, as and when the same shall have become due and payable,

                      (2) the Company shall have delivered to the Trustee for cancellation all outstanding Notes, or

                      (3) the Company shall have irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds the entire amount in (A) cash, (B) U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as will insure the availability of cash, or (C) a combination of cash and U.S. Government Obligations, in any case sufficient, without reinvestment, as certified by an independent public accounting firm of national

                                     24

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

reputation in a written certification delivered to the Trustee, to pay at maturity or the applicable redemption date (provided that notice of redemption shall have been duly given or irrevocable provision satisfactory to the Trustee shall have been duly made for the giving of any notice of redemption) all outstanding Notes, including principal and any premium and interest due or to become due to such date of maturity, as the case may be, and if, in any such case, the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of Notes, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and any premium and interest thereon, upon the original stated due dates therefor or upon the applicable redemption date (but not upon acceleration of maturity) from the moneys and U.S. Government Obligations held by the Trustee pursuant to Section 6.2 hereof, (iv) the rights and immunities of the Trustee hereunder, (v) the rights of the Holders of Notes as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, (vi) the obligations and rights of the Trustee and the Company under Section 6.4 hereof, and (vii) the duties of the Trustee with respect to any of the foregoing), and the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and its obligations under, the Notes, and the Trustee, on demand of the Company and at the cost and expense of the Company, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture and the Trustee shall at the request of the Company return to the Company all Pledged First Mortgage Bonds and all other property and money held by it under this Indenture and determined by it from time to time in accordance with the certification pursuant to this Section 6.1(a)(3) to be in excess of the amount required to be held under this Section.

         If the Notes are deemed to be paid and discharged pursuant to this
Section 6.1(a)(3) within 15 days after those Notes are so deemed to be paid and discharged, the Trustee shall cause a written notice to be given to each Holder in the manner provided by Section 17.10 hereof. The notice shall:

                          (i) state that the Notes are deemed to be paid and
discharged;

                          (ii) set forth a description of any U.S.
Government Obligations and cash held by the Trustee as described above;

                          (iii) if any Notes will be called for redemption,
specify the date or dates on which those Notes are to be called for redemption. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 10.6 hereof shall survive.

         If the Notes are deemed paid and discharged pursuant to this
Section 6.1, the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the related Pledged First Mortgage Bonds shall be satisfied and discharged and the related Pledged First Mortgage Bonds shall cease to secure the Notes in any manner.

                  (b) If at any time:

                      (1) the Company shall have paid or caused to be paid the principal of and premium, if any, and interest on any Note, as and when the same shall have become due and payable,

                      (2) the Company shall have delivered to the Trustee for cancellation any outstanding Note, or

                      (3) the Company shall have irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds the entire amount in (A) cash, (B) U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as will insure the


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availability of cash, or (C) a combination of cash and U.S. Government
Obligations, in any case sufficient, without reinvestment, as certified by an independent public accounting firm of national reputation in a written certification delivered to the Trustee, to pay at maturity or the applicable redemption date (provided that notice of redemption shall have been duly given or irrevocable provision satisfactory to the Trustee shall have been duly made for the giving of any notice of redemption) any outstanding Note, including principal and any premium and interest due or to become due to such date of maturity, as the case may be, such Note shall cease to be entitled to any lien, benefit or security under this Indenture and this Indenture will cease to be of further effect with respect to such Note. Upon a Note ceasing to be entitled to any lien, benefit or security under this Indenture, the obligation of the Company to make payment with respect to principal of and premium, if any, and interest on a principal amount of the related Pledged First Mortgage Bonds equal to the principal amount of such Note shall be satisfied and discharged and such portion of the principal amount of such Pledged First Mortgage Bonds shall cease to secure the Notes in any manner.

SECTION 6.2       DEPOSITED MONEYS TO BE HELD IN TRUST BY TRUSTEE

         All moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 6.1 hereof shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the Holders of the particular Notes for the payment or redemption of which such moneys and U.S. Government Obligations have been deposited with the Trustee of all sums due and to become due thereon for principal and premium, if any, and interest.

SECTION 6.3       PAYING AGENT TO REPAY MONEYS HELD

         Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent for the Notes (other than the Trustee) shall, upon written demand by an Authorized Agent, be repaid to the Company or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

SECTION 6.4       RETURN OF UNCLAIMED MONEYS

         Any moneys deposited with or paid to the Trustee for payment of the principal of or any premium or interest on any Notes and not applied but remaining unclaimed by the Holders of such Notes for one year after the date upon which the principal of or any premium or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on written demand by an Authorized Agent, and all liability of the Trustee shall thereupon cease; and any Holder of any of such Notes shall thereafter look only to the Company for any payment which such Holder may be entitled to collect.

                               ARTICLE SEVEN

                     PARTICULAR COVENANTS OF THE COMPANY

SECTION 7.1       PAYMENT OF PRINCIPAL PREMIUM AND INTEREST

         The Company covenants and agrees for the benefit of the Holders of the Notes that it will duly and punctually pay or cause to be paid the principal of and any premium and interest on each of the Notes at the places, at the respective times and in the manner provided in the Notes or in this Indenture.


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SECTION 7.2       OFFICE FOR NOTICES AND PAYMENTS, ETC.

         So long as any of the Notes remain outstanding, the Company at its option may cause to be maintained in the city of West Palm Beach and the state of Florida, or elsewhere, an office or agency where the Notes may be presented for registration of transfer and for exchange as in this Indenture provided, and where, at any time when the Company is obligated to make a payment of principal and premium upon Notes, the Notes may be surrendered for payment, and may maintain at any such office or agency and at its principal office an office or agency where notices and demands to or upon the Company in respect of the Notes or of this Indenture may be served. The Company will give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. If the Company shall fail to give such notice of the location or of any change in the location of any such office or agency, presentations may be made and notices and demands may be served at the corporate trust office of the Trustee.

SECTION 7.3       APPOINTMENTS TO FILL VACANCIES IN TRUSTEE'S OFFICE

         The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 10.11 hereof, a Trustee so that there shall at all times be a Trustee hereunder.

SECTION 7.4       PROVISION AS TO PAYING AGENT

         The Trustee shall be the paying agent for the Notes and, at the option of the Company, the Company may appoint additional paying agents (including without limitation itself). Whenever the Company shall appoint an additional paying agent, it shall cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to this Section 7.4:

                      (1) that it will hold in trust for the benefit of the Holders and the Trustee all sums held by it as such agent for the payment of the principal of and any premium or interest on the Notes (whether such sums have been paid to it by the Company or by any other obligor on such Notes) in trust for the benefit of the Holders of such Notes;

                      (2) that it will give to the Trustee notice of any failure by the Company (or by any other obligor on such Notes) to make any payment of the principal of and any premium or interest on such Notes when the same shall be due and payable; and

                      (3) that it will at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

         If the Company shall act as its own paying agent with respect to any Notes, it will, on or before each due date of the principal of and any premium or interest on such Notes, set aside, segregate and hold in trust for the benefit of the Holders of such Notes a sum sufficient to pay such principal and any premium or interest so becoming due and will notify the Trustee of any failure by it to take such action and of any failure by the Company (or by any other obligor on such Notes) to make any payment of the principal of and any premium or interest on such Notes when the same shall become due and payable.

         Whenever the Company shall have one or more paying agents, it will, on or prior to each due date of the principal of (and premium, if any) or interest, if any, on any Notes, deposit with such paying agent a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, if any, and

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(unless such paying agent is the Trustee) the Company shall promptly notify the Trustee of any failure on its part to so act.

         Anything in this Section 7.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it or any paying agent hereunder, as required by this Section 7.4, such sums to be held by the Trustee upon the trusts herein contained.

         Anything in this Section 7.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 7.4 is subject to Sections 6.3 and 6.4 hereof.

SECTION 7.5       OPINIONS OF COUNSEL

         The Company will cause this Indenture, any indentures supplemental to this Indenture, and any financing or continuation statements to be promptly recorded and filed and re-recorded and refiled in such manner and in such places, as may be required by law in order fully to preserve, protect and perfect the security of the Noteholders and all rights of the Trustee, and shall deliver to the Trustee:

                  (a) promptly after the execution and delivery of this Indenture and of any indenture supplemental to this Indenture, an Opinion of Counsel either stating that, in the opinion of such counsel, this Indenture, the First Mortgage or such supplemental indenture and any financing or continuation statements have been properly recorded and filed so as to make effective and to perfect the interest of the Trustee intended to be created by this Indenture for the benefit of the Holders from time to time of the Notes in the Pledged First Mortgage Bonds, and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to perfect or make such interest effective and stating what, if any, action of the foregoing character may reasonably be expected to become necessary prior to the next succeeding October 1 to maintain, perfect and make such interest effective; and

                  (b) on or before October 1 of each year, beginning in 2002, an Opinion of Counsel either stating that in the opinion of such counsel such action has been taken, since the date of the most recent Opinion of Counsel furnished pursuant to this Section 7.5(b) or the first Opinion of Counsel furnished pursuant to Section 7.5(a) hereof, with respect to the recording, filing, re-recording, or refiling of this Indenture, the First Mortgage, each supplemental indenture and any financing or continuation statements, as is necessary to maintain and perfect the interest of the Trustee intended to be created by this Indenture for the benefit of the Holders from time to time of the Notes in the Pledged First Mortgage Bonds, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain and perfect such interest and stating what, if any, action of the foregoing character may reasonably be expected to become necessary prior to the next succeeding October 1 to maintain, perfect and make such security interest effective.

SECTION 7.6       CERTIFICATES AND NOTICE TO TRUSTEE

         The Company shall, on or before October 1 of each year, beginning in 2002, deliver to the Trustee a certificate from its principal executive officer, principal financial officer or principal accounting officer covering the preceding calendar year and stating whether or not, to the knowledge of such party, the Company has complied with all conditions and covenants under this Indenture, and, if not, describing in reasonable detail any failure by the Company to comply with any such conditions or covenants. For purposes of this Section, compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.


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                               ARTICLE EIGHT
         NOTEHOLDER LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

SECTION 8.1       NOTEHOLDER LISTS

                  (a) The Company shall furnish or cause to be furnished to the Trustee semiannually, not later than 15 days after each Regular Record Date for each Interest Payment Date that is not a maturity date and at such other times as such Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require containing all the information in the possession or control of the Company, or any paying agents other than the Trustee, as to the names and addresses of the Holders of Notes, obtained since the date as of which the next previous list, if any, was furnished. Any such list may be dated as of a date not more than 15 days prior to the time such information is furnished or caused to be furnished and need not include information received after such date; provided that as long as the Trustee is the registrar for the Notes, no such list shall be required to be furnished. The Trustee shall preserve any list provided to it pursuant to this Section until such time as the Company or any paying agent, as applicable, shall provide it with a more recent list.

                  (b) Within five Business Days after the receipt by the Trustee of a written application by any three or more Holders stating that the applicants desire to communicate with other Holders with respect to their rights under the Indenture or under the Notes, and accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, and by reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, the Trustee shall, at its election, either:

                      (i) afford to such applicants access to all information furnished to or received by the Trustee pursuant to Section 8.1(a) hereof or, if applicable, in its capacity as registrar for the Notes; or

                      (ii) inform such applicants as to the approximate number of Holders according to the most recent information furnished to or received by the Trustee under Section 8.1(a) hereof or if applicable in its capacity as registrar for the Notes, and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of the Notes a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the SEC, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.


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                  (c) Every Holder of a Note, by receiving and holding the
same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent nor any Authenticating Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under this Section.

SECTION 8.2       SECURITIES AND EXCHANGE COMMISSION REPORTS

         The Company shall:

                  (a) file with the Trustee, within 15 days after the Company is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Company may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations, including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants, conforming to the requirements of Section 17.5 hereof, as to compliance with conditions or covenants, compliance with which is subject to verification by accountants; and

                  (c) transmit by mail to all Holders, as their names and addresses appear in the register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the SEC.

SECTION 8.3       REPORTS BY THE TRUSTEE

                  (a) Within 60 days after October 1 of each year, beginning with the October 1 after the first issuance of Notes hereunder, the Trustee shall transmit by mail a brief report dated as of such date that complies with Section 313(a) of the TIA (to the extent required by such Section).

                  (b) The Trustee shall from time to time transmit by mail brief reports that comply, both in content and date of delivery, with
Section 313(b) of the TIA (to the extent required by such Section).

                  (c) A copy of each such report filed pursuant to this section shall, at the time of such transmission to such Holders, be filed by the Trustee with each stock exchange upon which the Notes are listed and also with the SEC. The Company will notify the Trustee promptly upon the listing of such Notes on any stock exchange.

                  (d) Reports pursuant to this Section shall be transmitted


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                      (1) by mail to all Holders of Notes, as their names
and addresses appear in the register for the Notes;

                      (2) by mail to such Holders of Notes as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for such purpose;

                      (3) by mail, except in the case of reports pursuant to
Section 8.3(b) and (c) hereof, to all Holders of Notes whose names and addresses have been furnished to or received by the Trustee pursuant to
Section 8.1 hereof; and

                      (4) at the time such report is transmitted to the Holders of the Notes, to each exchange on which Notes are listed and also with the SEC.

                                ARTICLE NINE

                         REMEDIES OF THE TRUSTEE AND
                      NOTEHOLDERS ON EVENTS OF DEFAULT

SECTION 9.1       EVENTS OF DEFAULT

                  (a) If one or more of the following Events of Default shall have occurred and be continuing:

                      (1) default in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of 30 days;

                      (2) default in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall become due and payable and continuance of such default for five days;

                      (3) failure on the part of the Company duly to observe or perform any of the other covenants or agreements on the part of the Company contained in the Notes or in this Indenture for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee by registered mail, or to the Company and the Trustee by the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding;

                      (4) a default (as defined in the First Mortgage under which the Pledged First Mortgage Bonds are outstanding) has occurred and is continuing, and the Mortgage Trustee or Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding shall have given written notice thereof to the Trustee;

                      (5) the entry of a decree or order by a court having jurisdiction over the Company for relief in respect of the Company under the United States Bankruptcy Code, 11 U.S.C. (S) 101-1330, as now constituted or hereafter amended (the "Bankruptcy Code"), or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or


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                      (6) the filing by the Company with respect to itself
or its property of a petition or answer or consent seeking relief under the Bankruptcy Code, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or of any substantial part of its property, or the failure of the Company generally to pay its debts as such debts become due, or the taking of corporate action by the Company to effectuate any such action;

then and in each and every such case other than an Event of Default specified in Section 9.1(4), either the Trustee or the Holders of a majority in aggregate principal amount of the Notes then outstanding, by notice in writing to the company (and to the Trustee if given by Noteholders) may declare the principal of all of the Notes to be due and payable immediately and upon any such declaration the same shall become and shall be immediately due and payable, notwithstanding anything to the contrary contained in this Indenture or in the Notes; provided, however, that if, at any time after the principal of the Notes shall have been so declared due and payable and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided and prior to the mailing to the Trustee by the Mortgage Trustee of a firm, valid and unconditional notice to the Trustee of the acceleration of all of the first mortgage bonds issued and outstanding under the First Mortgage, the Company shall pay or shall deposit with the Trustee a sum of money sufficient to pay (i) all matured installments of interest upon all of the Notes, (ii) the principal of and any premium on all Notes which shall have become due otherwise than by acceleration (with interest on overdue installments of interest, to the extent that payment of such interest is enforceable under applicable law, and on such principal and applicable premium at the rate borne by the Notes to the date of such payment or deposit), (iii) all sums paid or advanced by the Trustee hereunder, and (iv) the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 10.6, and if any and all defaults under this Indenture, other than the non-payment of principal of and interest and premium, if any, on the Notes which shall have become due solely by such declaration of acceleration, shall have been cured or waived (including any defaults under the First Mortgage, as evidenced by notice thereof from the Mortgage Trustee to the Trustee), then and in every such case the Holders of a majority in aggregate principal amount of the Notes then outstanding may, by written notice to the Company and the Trustee, waive all such defaults and rescind and annul such declaration of acceleration and its consequences; provided, however, that no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. If an Event of Default specified in Section 9.1(4) occurs, the principal of all of the Notes, together with interest accrued thereon, shall become due and payable immediately with respect thereto, without the necessity of any action by the Trustee or any Noteholder; provided, however, that a rescission and annulment of the declaration that the first mortgage bonds outstanding under the First Mortgage, be due and payable prior to their stated maturities shall constitute a waiver of the Event of Default under Section 9.1(4) and of its consequences, but no such waiver shall extend to or affect any subsequent Event of Default under Section 9.1(4).

                  (b) If the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceeding had been taken.

SECTION 9.2       ENFORCEMENT BY TRUSTEE

                  (a) If there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under the Bankruptcy Code or any other applicable

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

law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any similar judicial proceedings relative to the Company or other obligor on the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and any premium and interest owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claims of the Trustee as holder of Pledged First Mortgage Bonds and any amounts due to the Trustee under
Section 10.6 hereof) and of the Holders of Notes allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses.

                  (b) All claims and rights of action under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Notes in respect of which such action was taken.

                  (c) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or to accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

SECTION 9.3       APPLICATION OF MONEYS COLLECTED BY TRUSTEE

         Any moneys collected by the Trustee with respect to the Notes pursuant to this Article shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid.

         FIRST: To the payment of all amounts due to the Trustee pursuant to
Section 10.6 hereof;

         SECOND: If the principal of the outstanding Notes in respect of which such moneys have been collected shall not have become due and be unpaid, to the payment of interest on the Notes, in the order of the maturity of the installments of such interest, with interest (to the extent allowed by law and to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the persons entitled thereto, and then to the payment to the Holders entitled thereto of the unpaid principal of and applicable premium on any of the Notes which shall have become due (other than Notes previously called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), whether at stated maturity or by redemption, in the order of their due dates, beginning with the earliest due date, and if the amount available is not sufficient to pay in full all Notes due on any particular date, then to the payment thereof ratably, according to the amounts of principal and applicable premium due on that date, to the Holders entitled thereto, without any discrimination or privilege;

         THIRD: If the principal of the outstanding Notes in respect of which such moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Notes for principal and premium, if any, and interest thereon, with interest on the overdue principal and any premium and (to the extent allowed by law and to the extent that such

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

interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Notes; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Notes, then to the payment of such principal and any premium and interest without preference or priority of principal and any premium over interest, or of interest over principal and any premium or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

         FOURTH: to the payment of the remainder, if any, to the Company or its successors or assigns, or to whomsoever may lawfully be entitled to the same, or as a court of competent jurisdiction may determine.

SECTION 9.4       PROCEEDINGS BY NOTEHOLDERS

                  (a) No Holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an Event of Default with respect to such Note and of the continuance thereof, as hereinabove provided, and unless also Noteholders of a majority in aggregate principal amount of the Notes then outstanding affected by such Event of Default shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

                  (b) Notwithstanding any other provision in this Indenture, however, the rights of any Holder of any Note to receive payment of the principal of and any premium and interest on such Note, on or after the respective due dates expressed in such Note or on the applicable redemption date, or to institute suit for the enforcement of any such payment on or after such respective dates shall not be impaired or affected without the consent of such Holder.

SECTION 9.5       PROCEEDINGS BY TRUSTEE

         In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture, including its rights as holder of the Pledged First Mortgage Bonds, by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted to it under this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

SECTION 9.6       REMEDIES CUMULATIVE AND CONTINUING

         All powers and remedies given by this Article Nine to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any powers and remedies hereof or of any other powers and remedies available to the Trustee or the Holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Notes in exercising any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to Section 9.4 hereof, every power and remedy given by this Article

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

Nine or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

SECTION 9.7 DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY MAJORITY OF NOTEHOLDERS

         Holders of a majority in aggregate principal amount of the Notes at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, that (subject to Section 10.1 hereof) the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees or responsible officers shall determine that the action or proceeding so directed would involve the Trustee in personal liability or would be unduly prejudicial to the rights of Noteholders not joining in such directions. The Holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of all of the Holders of the Notes waive any past default or Event of Default hereunder and its consequences except a default in the payment of principal of or any premium or interest on the Notes. Upon any such waiver the Company, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this
Section 9.7, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing.

SECTION 9.8       NOTICE OF DEFAULT

         The Trustee shall within 90 days after the occurrence of a default known to it, give to all Holders of the Notes, in the manner provided in
Section 17.10 hereof, notice of such default, unless such default shall have been cured before the giving of such notice, the term "default" for the purpose of this Section 9.8 being hereby defined to be any event which is or after notice or lapse of time or both would become an Event of Default; provided that, except in the case of default in the payment of the principal of or any premium or interest on any of the Notes, or in the payment of any sinking or purchase fund installments, the Trustee shall be protected in withholding such notice if and so long as its board of directors or trustees, executive committee, or a trust committee of directors or trustees or responsible officers in good faith determines that the withholding of such notice is in the interests of the Holders of the Notes. The Trustee shall not be charged with knowledge of any Event of Default unless a responsible officer of the Trustee assigned to the corporate trustee department of the Trustee shall have actual knowledge of such Event of Default.

SECTION 9.9       UNDERTAKING TO PAY COSTS

         All parties to this Indenture agree, and each Holder of any Note by acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but this Section 9.9 shall not apply to any suit instituted by the Trustee, or to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% in principal amount of the Notes outstanding, or to any suit instituted by any Noteholder for the enforcement


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

of the payment of the principal of or any premium or interest on any Note on or after the due date expressed in such Note or the applicable redemption date.

                                ARTICLE TEN

                           CONCERNING THE TRUSTEE

SECTION 10.1      DUTIES AND RESPONSIBILITIES OF TRUSTEE

                  (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. If an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) No provisions of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                      (1) prior to the occurrence of any Event of Default and after the curing or waiving of all Events of Default which may have occurred

                          (A) the duties and obligations of the Trustee
shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                          (B) in the absence of bad faith on the part of the
Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture;

                      (2) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                      (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with Section 9.7 hereof relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

SECTION 10.2      RELIANCE ON DOCUMENTS, OPINIONS, ETC.

         Except as otherwise provided in Section 10.1 hereof:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee need not investigate any factor or matter stated in the document;


                                     36

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

                  (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof is herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                  (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders, pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by such exercise;

                  (e) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, note or other paper or document, unless requested in writing to do so by the Holders of at least a majority in principal amount of the then outstanding Notes; provided that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding;

                  (g) no provision of this Indenture shall require the Trustee to extend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

                  (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through agents or attorneys; provided that the Trustee shall not be liable for the conduct or acts of any such agent or attorney that shall have been appointed in accordance herewith with due care; and

                  (i) the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

SECTION 10.3      NO RESPONSIBILITY FOR RECITALS, ETC.

         The recitals contained herein and in the Notes (except in the certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes or of the sufficiency of the security therefor. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with this Indenture. The Trustee shall not be responsible for recording or filing this Indenture, any supplemental indenture, or any financing or continuation statement in any public office at any time or times.


                                     37

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

SECTION 10.4 TRUSTEE, AUTHENTICATING AGENT, PAYING AGENT OR REGISTRAR MAY OWN NOTES

         The Trustee and any Authenticating Agent, paying agent or registrar, in its individual or other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, Authenticating Agent, paying agent or registrar.

SECTION 10.5      MONEYS TO BE HELD IN TRUST

         Subject to Section 6.4 hereof all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee may allow and credit to the Company interest on any money received hereunder at such rate, if any, as may be agreed upon by the Company and the Trustee from time to time as may be permitted by law.

SECTION 10.6      COMPENSATION AND EXPENSES OF TRUSTEE

         The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any law in regard to the compensation of a trustee of an express trust), and the Company shall pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and agents, including any Authenticating Agents, and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not unreasonably be withheld. The obligations of the Company under this Section 10.6 to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of any particular Notes.

         Without prejudice to its rights hereunder, when the Trustee incurs expenses or renders services after an Event of Default specified in Section 9.1(a)(5) or (6) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy or similar law.

SECTION 10.7      OFFICERS' CERTIFICATE AS EVIDENCE

         Whenever in the administration of this Indenture, the Trustee shall deem it necessary or desirable that a matter be proved or established prior to the taking, suffering or omitting of any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Officers' Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under this Indenture in reliance thereon.


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

SECTION 10.8      CONFLICTING INTEREST OF TRUSTEE

         The Trustee shall be subject to and shall comply with the provisions of Section 310 of the TIA; provided that, to the extent permitted by law, SunTrust Bank shall not be deemed to have a conflicting interest for purposes of Section 310(b) of the TIA because of its capacity as trustee under the First Mortgage. Nothing in this Indenture shall be deemed to prohibit the Trustee or the Company from making any application permitted pursuant to such section.

SECTION 10.9      EXISTENCE AND ELIGIBILITY OF TRUSTEE

         There shall at all times be a Trustee hereunder which Trustee shall at all times be a corporation organized and doing business under the laws of the United States or any State thereof or of the District of Columbia (or a corporation or other Person permitted to act as trustee by the SEC), subject to supervision or examination by such bodies and authorized under such laws to exercise corporate trust powers and having a combined capital and surplus of at least $150,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid authority, then for the purposes of this Section 10.9, the combined capital and surplus shall be deemed to be as set forth in its most recent report of condition so published. No obligor upon the Notes or Person directly or indirectly controlling, controlled by, or under common control with such obligor shall serve as Trustee. If at any time the Trustee shall cease to be eligible in accordance with this Section 10.9, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.10 hereof.

SECTION 10.10     RESIGNATION OR REMOVAL OF TRUSTEE

                  (a) Pursuant to the provisions of this Article, the Trustee may at any time resign and be discharged of the trusts created by this Indenture by giving written notice to the Company specifying the day upon which such resignation shall take effect, and such resignation shall take effect immediately upon the later of the appointment of a successor trustee and such day.

                  (b) Any Trustee may be removed at any time by an instrument or concurrent instruments in writing filed with such Trustee and signed and acknowledged by the Holders of a majority in principal amount of the then outstanding Notes or by their attorneys in fact duly authorized.

                  (c) If at any time (1) the Trustee shall cease to be eligible in accordance with Section 10.9 hereof and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, (2) the Trustee shall fail to comply with Section 10.8 hereof after written request therefor by the Company or any such Holder, or (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Trustee may be removed forthwith by an instrument or concurrent instruments in writing filed with the Trustee and either: (1) signed by the President, any Vice President, the Treasurer or any Assistant Treasurer of the Company and attested by the Secretary or an Assistant Secretary of the Company; or (2) signed and acknowledged by the Holders of a majority in principal amount of outstanding Notes or by their attorneys in fact duly authorized.

                  (d) Any resignation or removal of the Trustee shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 10.11 hereof.


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SECTION 10.11     APPOINTMENT OF SUCCESSOR TRUSTEE

                  (a) If at any time the Trustee shall resign or be removed, the Company shall promptly appoint a successor Trustee.

                  (b) The successor Trustee shall provide written notice of its appointment to the Holder of each Note outstanding following any such appointment.

                  (c) If no appointment of a successor Trustee shall be made pursuant to Section 10.11(a) hereof within 60 days after appointment shall be required, any Noteholder or the resigning Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. Said court may thereupon after such notice, if any, as such court may deem proper and prescribe, appoint a successor Trustee.

                  (d) Any Trustee appointed under this Section 10.11 as a successor Trustee shall be a bank or trust company eligible under Section
10.9 hereof and qualified under Section 10.8 hereof.

SECTION 10.12     ACCEPTANCE BY SUCCESSOR TRUSTEE

                  (a) Any successor Trustee appointed as provided in Section
10.11 hereof shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein; but nevertheless, on the written request of the Company or of the successor Trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to Section 10.6 hereof execute and deliver an instrument transferring to such successor Trustee all the rights and powers of the Trustee so ceasing to act, including all right, title and interest, if any, in the Pledged First Mortgage Bonds. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to Section 10.6 hereof.

                  (b) No successor Trustee shall accept appointment as provided in this Section 10.12 unless at the time of such acceptance such successor Trustee shall be qualified under Section 10.8 hereof and eligible under Section 10.9 hereof.

                  (c) Upon acceptance of appointment by a successor Trustee as provided in this Section 10.12, the successor Trustee shall mail notice of its succession hereunder to all Holders of Notes as the names and addresses of such Holders appear on the registry books.

SECTION 10.13     SUCCESSION BY MERGER, ETC.

                  (a) Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such corporation shall be otherwise qualified and eligible under this Article.


                                     40

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

                  (b) If at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificates of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

SECTION 10.14     LIMITATIONS ON RIGHTS OF TRUSTEE AS A CREDITOR

         The Trustee shall be subject to, and shall comply with, the provisions of Section 311 of the TIA.

SECTION 10.15     AUTHENTICATING AGENT

                  (a) There may be one or more Authenticating Agents appointed by the Trustee with the written consent of the Company, with power to act on its behalf and subject to the direction of the Trustee in the authentication and delivery of Notes in connection with transfers and exchanges under Sections 2.6, 2.7, 2.8, 2.13, 3.3, and 14.4 hereof as fully to all intents and purposes as though such Authenticating Agents had been expressly authorized by those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by any Authenticating Agent pursuant to this Section 10.15 shall be deemed to be the authentication and delivery of such Notes "by the Trustee." Any such Authenticating Agent shall be a bank or trust company or other Person of the character and qualifications set forth in Section 10.9 hereof.

                  (b) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 10.15, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

                  (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 10.15, the Trustee may, with the written consent of the Company, appoint a successor Authenticating Agent, and upon so doing shall give written notice of such appointment to the Company and shall mail, in the manner provided in Section 17.10, notice of such appointment to the Holders of Notes.

                  (d) The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services.

                  (e) Sections 10.2, 10.3, 10.6, 10.7 and 10.9 hereof shall
be applicable to any Authenticating Agent.


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

                               ARTICLE ELEVEN

                         CONCERNING THE NOTEHOLDERS

SECTION 11.1      ACTION BY NOTEHOLDERS

         Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Notes may take any action, the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Noteholders in person or by agent or proxy appointed in writing, (b) by the record of such Noteholders voting in favor thereof at any meeting of Noteholders duly called and held in accordance with Article Eleven hereof or
(c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders.

SECTION 11.2      PROOF OF EXECUTION BY NOTEHOLDERS

                  (a) Subject to Sections 10.1, 10.2 and 12.5 hereof, proof of the execution of any instruments by a Noteholder or the agent or proxy for such Noteholder shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Notes shall be proved by the register for the Notes maintained by the Trustee.

                  (b) The record of any Noteholders' meeting shall be proven in the manner provided in Section 12.6 hereof.

SECTION 11.3      WHO DEEMED ABSOLUTE OWNERS

         Subject to Sections 2.4(f) and 11.1 hereof, the Company, the Trustee, any paying agent and any Authenticating Agent shall deem the person in whose name any Note shall be registered upon the register for the Notes to be, and shall treat such person as, the absolute owner of such Note (whether or not such Note shall be overdue) for the purpose of receiving payment of or on account of the principal and premium, if any, and interest on such Note, and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Authenticating Agent shall be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability upon any such Note to the extent of the sum or sums so paid.

SECTION 11.4      COMPANY-OWNED NOTES DISREGARDED

         In determining whether the Holders of the requisite aggregate principal amount of outstanding Notes have concurred in any direction, consent or waiver under this Indenture, Notes which are owned by the Company or any other obligor on the Notes or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Notes which the Trustee knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith to third parties may be regarded as outstanding for the purposes of this Section 11.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to take action with respect to such Notes and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.


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SECTION 11.5      REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND

         Except as may be otherwise required in the case of a Global Note by the applicable rules and regulations of the Depositary, at any time prior to the taking of any action by the Holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any Holder of a Note, which has been included in the Notes the Holders of which have consented to such action may, by filing written notice with the Trustee at the corporate trust office of the Trustee and upon proof of ownership as provided in Section 11.2(a) hereof, revoke such action so far as it concerns such Note. Except as aforesaid any such action taken by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Notes issued in exchange, substitution or upon registration of transfer therefor, irrespective of whether or not any notation thereof is made upon such Note or such other Notes.

SECTION 11.6      RECORD DATE FOR NOTEHOLDER ACTS

         If the Company shall solicit from the Noteholders any request, demand, authorization, direction, notice, consent, waiver or other act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Noteholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other act may be given before or after the record date, but only the Noteholders of record at the close of business on the record date shall be deemed to be Noteholders for the purpose of determining whether Holders of the requisite aggregate principal amount of outstanding Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the outstanding Notes shall be computed as of the record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other act by the Noteholders on the record date shall be deemed effective unless it shall become effective pursuant to this Indenture not later than six months after the record date.

                               ARTICLE TWELVE

                            NOTEHOLDERS' MEETING

SECTION 12.1      PURPOSES OF MEETINGS

         A meeting of Noteholders may be called at any time and from time to time pursuant to this Article Twelve for any of the following purposes:

                  (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to Article Nine;

                  (b) to remove the Trustee pursuant to Article Ten;

                  (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to Section 14.2 hereof; or

                  (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes, as the case may be, under any other provision of this Indenture or under applicable law.


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SECTION 12.2      CALL OF MEETINGS BY TRUSTEE

         The Trustee may at any time call a meeting of Holders of Notes to take any action specified in Section 12.1 hereof, to be held at such time and at such place as the Trustee shall determine. Notice of every such meeting of Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of the Notes that may be affected by the action proposed to be taken at such meeting in the manner provided in Section 17.10 hereof. Such notice shall be given not less than 20 nor more than 90 days prior to the date fixed for such meeting.

SECTION 12.3      CALL OF MEETINGS BY COMPANY OR NOTEHOLDERS

         If at any time the Company, pursuant to a Board Resolution, or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Noteholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 12.1 hereof by giving notice thereof as provided in
Section 12.2 hereof.

SECTION 12.4      QUALIFICATIONS FOR VOTING

         To be entitled to vote at any meetings of Noteholders a Person shall (a) be a Holder of one or more Notes affected by the action proposed to be taken or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more such Notes. The only Persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives (including employees) of the Trustee and its counsel and any representatives (including employees) of the Company and its counsel.

SECTION 12.5      REGULATIONS

                  (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

                  (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by the Noteholders as provided in Section 12.3 hereof in which case the Company or Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by the Holders of a majority in aggregate principal amount of the Notes present in person or by proxy at the meeting.

                  (c) Subject to Section 11.4 hereof, at any meeting each Noteholder or proxy shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by such Noteholder; provided that no vote shall be cast or counted at any meeting in respect of any Note ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by such chairman or instruments in writing as aforesaid duly designating such chairman as the person to vote on behalf of other Noteholders. At any meeting of Noteholders duly called pursuant to Section 12.2 or 12.3 hereof, the presence of persons holding or representing Notes in an

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

aggregate principal amount sufficient to take action on any business for the transaction for which such meeting was called shall constitute a quorum. Any meeting of Noteholders duly called pursuant to Section 12.2 or 12.3 hereof may be adjourned from time to time by the Holders of a majority in aggregate principal amount of the Notes present in person or by proxy at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

SECTION 12.6      VOTING

         The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Notes or of their representatives by proxy and the principal amount of Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of such meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 12.2 hereof. The record shall show the aggregate principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee and the Trustee shall have the ballots taken at the meeting attached to such duplicate. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 12.7      RIGHTS OF TRUSTEE OR NOTEHOLDERS NOT DELAYED

         Nothing in this Article Twelve shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders of Notes under any of the provisions of this Indenture or of the Notes.

                              ARTICLE THIRTEEN

         CONSOLIDATION, MERGER, SALE, TRANSFER OR OTHER DISPOSITION

SECTION 13.1      COMPANY MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS

         The Company shall not consolidate with or merge into any other corporation or sell, or otherwise dispose of all or substantially all of its assets unless the corporation formed by such consolidation or into which the Company is merged or the Person which receives all or substantially all of the assets pursuant to such sale, transfer or other disposition (a) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium and interest on all of the Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed, and (b) if such consolidation, merger, sale, transfer or other disposition occurs, shall expressly assume, by an indenture supplemental to the First Mortgage, executed and delivered to the Trustee and the Mortgage Trustee, in form satisfactory to the Trustee and the Mortgage Trustee, the due and punctual payment of the principal of, premium, if any, and interest on all of the Pledged First Mortgage Bonds and the performance of every covenant of the First Mortgage on the part of the Company to be performed or observed. For purposes of this Article Thirteen, the phrase "all or substantially all of its assets" shall mean 50% or more of the total assets of the Company as shown on the balance sheet of the Company as of the end of the calendar year immediately

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

preceding the day of the year in which such determination is made and nothing in this Indenture shall prevent or hinder the Company from selling, transferring or otherwise disposing during any calendar year (in one transaction or a series of transactions) less than 50% of the amount of its total assets as shown on the balance sheet of the Company as of the end of the immediately preceding calendar year.

SECTION 13.2      SUCCESSOR CORPORATION SUBSTITUTED

         Upon any consolidation or merger, or any sale, transfer or other disposition of all or substantially all of the assets of the Company in accordance with Section 13.1 hereof, the successor corporation formed by such consolidation or into which the Company is merged or to which such sale, transfer or other disposition is made shall succeed to, and be substituted for and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein and the Company shall be released from all obligations hereunder.

                              ARTICLE FOURTEEN

                           SUPPLEMENTAL INDENTURES

SECTION 14.1      SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS

                  (a) The Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto without the consent of any Noteholder for one or more of the following purposes: (1) to make such provision in regard to matters or questions arising under this Indenture as may be necessary or desirable, and not inconsistent with this Indenture or prejudicial to the interests of the Holders, for the purpose of supplying any omission, curing any ambiguity, or curing, correcting or supplementing any defective or inconsistent provision;
(2) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Note outstanding created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or such change or elimination is applicable only to Notes issued after the effective date of such change or elimination; (3) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Notes; (4) to grant to or confer upon the Trustee for the benefit of the Holders any additional rights, remedies, powers or authority; (5) to permit the Trustee to comply with any duties imposed upon it by law; (6) to specify further the duties and responsibilities of and to define further the relationships among the Trustee, any Authenticating Agent and any paying agent; (7) to add to the covenants of the Company for the benefit of the Holders, to add to the security for the Notes or to surrender a right or power conferred on the Company herein; and (8) to make any other change that is not prejudicial to the Trustee or the Holders.

                  (b) The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  (c) Any supplemental indenture authorized by this Section
14.1 may be executed by the Company and the Trustee without the consent of the Holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 14.2 hereof.


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

SECTION 14.2      SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS

                  (a) With the consent (evidenced as provided in Section
11.1 hereof) of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding, the Company, when authorized by Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Noteholders; provided that no such supplemental indenture shall: (1) change the maturity date of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or change the coin or currency in which the principal of any Note or any premium or interest thereon is payable, or change the date on which any Note may be redeemed or adversely affect the rights of the Noteholders to institute suit for the enforcement of any payment of principal of or any premium or interest on any Note, or impair the interest hereunder of the Trustee in the Pledged First Mortgage Bonds, or reduce the principal amount of the Pledged First Mortgage Bonds to an amount less than the principal amount of the related Notes or alter the payment provisions of such Pledged First Mortgage Bonds in a manner adverse to the Holders of the Notes, in each case without the consent of the Holder of each Note so affected; or (2) modify this Section 14.2(a) or reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture or to reduce the percentage of Notes, the Holders of which are required to waive Events of Default, in each case, without the consent of the Holders of all of the Notes then outstanding.

                  (b) Upon the request of the Company, accompanied by a copy of the Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  (c) It shall not be necessary for the consent of the Holders of Notes under this Section 14.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  (d) Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to this Section 14.2, the Trustee shall give notice in the manner provided in Section 17.10 hereof, setting forth in general terms the substance of such supplemental indenture, to all Noteholders. Any failure of the Trustee to give such notice or any defect therein shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  (e) Notwithstanding anything to the contrary in this
Section 14.2, if any proposed supplemental indenture would affect only a limited number of the Notes, only the Holders of the Notes so affected shall be entitled to consent to such supplemental indenture, and, subject to Sections 14.2(a)(1) and (2), such supplemental indenture may be approved with the consent of the Holders of a majority in aggregate principal amount of the Notes so affected.

SECTION 14.3 COMPLIANCE WITH TRUST INDENTURE ACT; EFFECT OF SUPPLEMENTAL INDENTURES

         Any supplemental indenture executed pursuant to this Article Fourteen shall comply with the TIA. Upon the execution of any supplemental indenture pursuant to this Article Fourteen, the Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights,


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

limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION 14.4      NOTATION ON NOTES

         Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Fourteen may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as approved by the Trustee and the Board of Directors with respect to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Notes then outstanding.

SECTION 14.5 EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE FURNISHED TRUSTEE

         The Trustee, subject to Sections 10.1 and 10.2 hereof, shall receive an Officers' Certificate and an Opinion of Counsel pursuant to
Section 17.5 hereof as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Fourteen.

                              ARTICLE FIFTEEN

       IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS

SECTION 15.1      INDENTURE AND NOTES SOLELY CORPORATE OBLIGATIONS

         No recourse for the payment of the principal of or any premium or interest on any Note, any Pledged First Mortgage Bond or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company, contained in this Indenture, the First Mortgage or in any supplemental indenture, or in any Note or in any Pledged First Mortgage Bond, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Notes.

                              ARTICLE SIXTEEN

                        FINANCIAL GUARANTY INSURANCE

SECTION 16.1      Financial Guaranty Insurance

         In connection with the issuance of the Notes by the Company, Ambac shall issue a Financial Guaranty Insurance Policy insuring the payment when due of the principal of and interest on the Notes.


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

SECTION 16.2      Payment Procedure

         As long as the Financial Guaranty Insurance Policy shall be in full force and effect, the Company and the Trustee agree to comply with the following provisions:

                  (a) At least one (1) day prior to all interest payment dates the Trustee will determine whether there will be sufficient funds to pay the principal of or interest on the Notes on such interest payment date. If the Trustee, determines that there will be insufficient funds, the Trustee shall so notify Ambac Assurance. Such notice shall specify the amount of the anticipated deficiency, the Notes to which such deficiency is applicable and whether such Notes will be deficient as to principal or interest, or both. If the Trustee has not so notified Ambac Assurance at least one (1) day prior to an interest payment date, Ambac Assurance will make payments of principal or interest due on the Notes on or before the first (1st) day next following the date on which Ambac Assurance shall have received notice of nonpayment from the Trustee.

                  (b) the Trustee shall, after giving notice to Ambac Assurance as provided in (a) above, make available to Ambac Assurance and, at Ambac Assurance's direction, to the Insurance Trustee, the registration books of the Company maintained by the Trustee and all records relating to the funds and accounts maintained under this Indenture.

                  (c) the Trustee shall provide Ambac Assurance and the Insurance Trustee with a list of registered holders of Notes entitled to receive principal or interest payments from Ambac Assurance under the terms of the Financial Guaranty Insurance Policy (as defined herein), and shall make arrangements with the Insurance Trustee (i) to mail checks or drafts to the registered holders of Notes entitled to receive full or partial interest payments from Ambac Assurance and (ii) to pay principal upon Notes surrendered to the Insurance Trustee by the registered holders of Notes entitled to receive full or partial principal payments from Ambac Assurance.

                  (d) the Trustee shall, at the time it provides notice to Ambac Assurance pursuant to (a) above, notify registered holders of Notes entitled to receive the payment of principal or interest thereon from Ambac Assurance (i) as to the fact of such entitlement, (ii) that Ambac Assurance will remit to them all or a part of the interest payments next coming due upon proof of such holders' entitlement to interest payments and delivery to the Insurance Trustee, in form satisfactory to the Insurance Trustee, of an appropriate assignment of the registered holder's right to payment, (iii) that should they be entitled to receive full payment of principal from Ambac Assurance, they must surrender their Notes (along with an appropriate instrument of assignment in form satisfactory to the Insurance Trustee to permit ownership of such Notes to be registered in the name of Ambac Assurance) for payment to the Insurance Trustee, and not the Trustee, and
(iv) that should they be entitled to receive partial payment of principal from Ambac Assurance, they must surrender their Notes for payment thereon first to the Trustee who shall note on such Notes the portion of the principal paid by the Trustee and then, along with an appropriate instrument of assignment in form satisfactory to the Insurance Trustee, to the Insurance Trustee, which will then pay the unpaid portion of principal.

                  (e) in the event that the Trustee has notice that any payment of principal of or interest on a Note which has become due for payment and which is made to a holder by or on behalf of the Company has been deemed a preferential transfer and theretofore recovered from its registered holder pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with the final, nonappealable order of a court having competent jurisdiction, the Trustee shall, at the time Ambac Assurance is notified pursuant to (a) above, notify all registered holders that in the event that any registered holder's payment is so recovered, such registered holder will be entitled to payment from Ambac Assurance to the extent of such recovery if sufficient funds are not otherwise available, and the

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

Trustee shall furnish to Ambac Assurance its records evidencing the payments of principal of and interest on the Notes which have been made by the Trustee and subsequently recovered from registered holders and the dates on which such payments were made.

                  (f) in addition to those rights granted Ambac Assurance under this Indenture, Ambac Assurance shall, to the extent it makes payment of principal of or interest on Notes, become subrogated to the rights of the recipients of such payments in accordance with the terms of the Financial Guaranty Insurance Policy, and to evidence such subrogation (i) in the case of subrogation as to claims for past due interest, the Trustee shall note Ambac Assurance's rights as subrogee on the registration books of the Company maintained by the Trustee upon receipt from Ambac Assurance of proof of the payment of interest thereon to the registered holders of the Notes, and (ii) in the case of subrogation as to claims for past due principal, the Trustee shall note Ambac Assurance's rights as subrogee on the registration books of the Company maintained by the Trustee upon surrender of the Notes by the registered holders thereof together with proof of the payment of principal thereof.

SECTION 16.3      NOTICES/INFORMATION TO BE GIVEN TO AMBAC ASSURANCE

                  (a) While the Financial Guaranty Insurance Policy is in effect, the Company or the Trustee shall furnish to Ambac Assurance to the attention of the Surveillance Department:

                      (i) a copy of any financial statement of the Company;

                      (ii) a copy of any audit and annual report of the Company as soon as practicable after the filing thereof;

                      (iii) a copy of any notice to be given to the registered holders of the Notes, including, without limitation, notice of any redemption of or defeasance of Notes, and any certificate rendered pursuant to this Indenture relating to the security for the Notes, and to the extent that the Company has entered into a continuing disclosure agreement with respect to the Notes, Ambac Assurance shall be included as party to be notified; and

                      (iv) such additional information it may reasonably request.

                  (b) Notwithstanding any other provision of this Indenture, the Company shall notify the General Counsel's office at Ambac Assurance immediately if at any time there are insufficient moneys to make any payments of principal and/or interest as required and immediately upon the occurrence of any Event of Default or if at any time the Company fails to provide relevant notices, certificates, etc..

                  (c) In addition, the Company shall permit Ambac Assurance to discuss the affairs, finances and accounts of the Company or any information Ambac Assurance may reasonably request regarding the security for the Notes with appropriate officers of the Company. The Trustee or the Company will permit Ambac Assurance to have access to and to make copies of all books and records relating to the Notes at any reasonable time.

                  (d) Ambac Assurance shall have the right to direct an accounting at the Company's expense, and the Company's failure to comply with such direction within thirty (30) days after receipt of written notice of the direction from Ambac Assurance shall be deemed an Event of Default hereunder; provided, however, that if compliance cannot occur within such period, then such period will be extended so long as compliance is begun within such period and diligently pursued, but only if such extension would not materially adversely affect the interests of any registered holder of the Notes.


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

SECTION 16.4      THE TRUSTEE

         Notwithstanding any of the provisions of the Indenture, as long as the Financial Guaranty Insurance Policy is in effect, the Company and the Trustee agree as follows:

                  (a) The Trustee may be removed at any time, at the request of Ambac Assurance, for any breach of the Indenture.

                  (b) Ambac Assurance shall receive prior written notice of the resignation of any Trustee.

                  (c) Every successor Trustee appointed pursuant to the Indenture shall be a trust company or bank in good standing located in or incorporated under the laws of the United States or any state within the United States, duly authorized to exercise trust powers and subject to examination by federal or state authority, having a reported capital and surplus of not less than $75,000,000 and acceptable to Ambac Assurance.

                  (d) No removal, resignation or termination of the Trustee shall take effect until a successor, acceptable to Ambac, shall be appointed.

                  (e) In determining whether the rights of the holders will be adversely affected by any action taken pursuant to the terms and provisions of this Indenture, the Trustee shall consider the effect on the holders as if there were no Financial Guaranty Insurance Policy. SECTION
16.5 Consent

         Notwithstanding any provision of the Indenture and as long as the Financial Guaranty Insurance Policy remains in effect, any provision of this Indenture expressly recognizing or granting rights in or to Ambac Assurance, may not be amended in any manner which affects the rights of Ambac Assurance hereunder without the prior written consent of Ambac Assurance. Unless otherwise provided herein, Ambac Assurance's consent shall be required in addition to holder consent, when required, for the following purposes: (i) execution and delivery of any supplemental indenture to this Indenture or any amendment, supplement or change to or modification of this Indenture;
(ii) removal of the Trustee and selection and appointment of any successor trustee; and (iii) initiation or approval of any action not described in (i) or (ii) above which requires holder consent. Any reorganization or liquidation plan with respect to the Company must be acceptable to Ambac Assurance. In the event of any reorganization or liquidation, Ambac Assurance shall have the right to vote on behalf of all holders who hold Ambac Assurance-insured notes absent a default by Ambac Assurance under the applicable Financial Guaranty Insurance Policy insuring such Notes.

SECTION 16.6      EVENT OF DEFAULT

                  (a) Anything in this Indenture to the contrary notwithstanding, upon the occurrence and continuance of an Event of Default, Ambac Assurance shall be entitled to control and direct the enforcement of all rights and remedies granted to the holders or the Trustee for the benefit of the holders under this Indenture, including, without limitation:
(i) the right to accelerate the principal of the Notes as described in the Indenture, and (ii) the right to annul any declaration of acceleration, and Ambac Assurance shall also be entitled to approve all waivers of defaults.

                  (b) Upon the occurrence of an Event of Default, the Trustee may, with the consent of Ambac Assurance, and shall, at the direction of Ambac Assurance or not less than 25% of the holders,

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

with the consent of Ambac Assurance, by written notice to the Company and Ambac Assurance, declare the principal of the Notes to be immediately due and payable, whereupon that portion of the principal of the Notes thereby coming due and the interest thereon accrued to the date of payment shall, without further action, become and be immediately due and payable, anything in the Indenture or in the Notes to the contrary notwithstanding.

SECTION 16.7      DEFEASANCE

         Notwithstanding anything in the Indenture to the contrary, in the event that the principal and/or interest due on the Notes shall be paid by Ambac Assurance pursuant to the Financial Guaranty Insurance Policy, the Notes shall remain outstanding for all purposes, not be defeased or otherwise satisfied and not be considered paid by the Company, and the assignment and pledge of the trust estate and all covenants, agreements and other obligations of the Company to the registered holders shall continue to exist and shall run to the benefit of Ambac Assurance, and Ambac Assurance shall be subrogated to the rights of such registered holders.

SECTION 16.8      INTERESTED PARTIES

         Notwithstanding any provision in the Indenture, to the extent that this Indenture confers upon or gives or grants to Ambac Assurance any right, remedy or claim under or by reason of this Indenture, Ambac Assurance is hereby explicitly recognized as being a third-party beneficiary hereunder and may enforce any such right remedy or claim conferred, given or granted hereunder. Nothing in this Indenture expressed or implied is intended or shall be construed to give to any person other than the Company, the Trustees, Ambac Assurance and the holders of the Notes issued hereunder, any legal or equitable right, remedy or claim under or in respect of this Indenture or any covenant, condition or provision therein or herein or in the Notes contained; and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Company, the Trustees, Ambac Assurance and the holders of the Notes issued hereunder.

                             ARTICLE SEVENTEEN

                          MISCELLANEOUS PROVISIONS

SECTION 17.1      PROVISIONS BINDING ON COMPANY'S SUCCESSORS

         All the covenants, stipulations, promises and agreements made by the Company in this Indenture shall bind its successors and assigns whether so expressed or not.

SECTION 17.2      OFFICIAL ACTS BY SUCCESSOR CORPORATION

         Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful successor of the Company.

SECTION 17.3      NOTICES

                  (a) Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Noteholders on the Company may be given or served by confirmed facsimile transmission, by delivery to an overnight courier providing evidence of receipt or by being deposited postage prepaid in a post office letter box, in each case sent or transmitted to

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the facsimile number or address (until another facsimile number or address is filed by the Company with the Trustee) of the principal executive offices of the Company, to the attention of the Secretary or Treasurer. Any notice, direction, request or demand by any Noteholder, the Company or the Mortgage Trustee to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing, by any type of delivery described above, at the corporate trust office of the Trustee,
Attention: Manager, Corporate Trust Department.

                  (b) The Company shall provide any notices required under this Indenture by publication, but only to the extent that such publication is required by the TIA, the rules and regulations of the SEC or any securities exchange upon which any of the Notes are listed.

SECTION 17.4      GOVERNING LAW

         This Indenture and each Note shall be deemed to be a contract made under the laws of the State of Florida, and for all purposes shall be construed in accordance with the internal laws of said State without giving effect to conflict of laws rules thereof.

SECTION 17.5      EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT

                  (a) Upon any application or demand by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificates delivered pursuant to Section 7.6 hereof) shall include (1) a statement that each Person making such certificate or opinion has read such covenant or condition and the definitions relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with.

                  (c) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  (d) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel delivered under the Indenture may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the

                                     53

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

Company, unless such person knows, or in the exercise of reasonable care should know, that the certificate or opinion of representations with respect to such matters are erroneous. Any opinion of counsel delivered hereunder may contain standard exceptions and qualifications satisfactory to the Trustee.

                  (e) Any certificate, statement or opinion of any officer of the Company, or of counsel, may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an independent public accountant or firm of accountants, unless such officer or counsel, as the case may be, knows that the certificate or opinions or representations with respect to the accounting matters upon which the certificate, statement or opinion of such officer or counsel may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any firm of independent public accountants filed with the Trustee shall contain a statement that such firm is independent.

                  (f) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 17.6      BUSINESS DAYS

         Unless otherwise provided pursuant to Section 2.5(c) hereof, in any case where the date of maturity of the principal of or any premium or interest on any Note or the date fixed for redemption of any Note is not a Business Day, then payment of such principal or any premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of the Note is required to be paid.

SECTION 17.7      TRUST INDENTURE ACT TO CONTROL

         If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the TIA, such required provision of the TIA shall govern.

SECTION 17.8      TABLE OF CONTENTS, HEADINGS, ETC.

         The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 17.9      EXECUTION IN COUNTERPARTS

         This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

SECTION 17.10     MANNER OF MAILING NOTICE TO NOTEHOLDERS

         Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or the Company to or on the Holders of Notes, as the case may be, shall be given or served by confirmed facsimile transmission, by delivery to an overnight courier providing evidence of receipt or by first-class mail, postage prepaid, in each case sent or transmitted to the Holders

                                     54

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

of such Notes at their last facsimile numbers or addresses as the same appear on the register for the Notes referred to in Section 2.6, and any such notice shall be deemed to be given or served by being deposited in a post office letter box (or by any other form of delivery described above) in the form and manner provided in this Section 17.10. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice to any Holder by mail, then such notification to such Holder as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 17.11     APPROVAL BY TRUSTEE OF COUNSEL

         Whenever the Trustee is required to approve counsel who is to furnish evidence of compliance with conditions precedent in this Indenture, such approval by the Trustee shall be deemed to have been given upon the taking of any action by the Trustee pursuant to and in accordance with the certificate or opinion so furnished by such counsel.

         IN WITNESS WHEREOF, FLORIDA PUBLIC UTILITIES COMPANY has caused this Indenture to be signed and acknowledged by one of its Vice Presidents, and attested by its Secretary, and ___________________________________ has
caused this Indenture to be signed and acknowledged by one of its Vice Presidents, and attested by one of its Vice Presidents, as of the day and year first written above.


                                          FLORIDA PUBLIC UTILITIES COMPANY

                                          By:
                                             ----------------------------------

ATTEST:

SunTrust Bank, as Trustee

By:
   ----------------------------------
   ATTEST:





                                     55

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

                                  EXHIBIT A

                             FORM OF GLOBAL NOTE

         THIS NOTE IS A GLOBAL NOTE REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET NEW YORK, NEW YORK), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO. ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


REGISTERED                                  REGISTERED

CUSIP:

                      FLORIDA PUBLIC UTILITIES COMPANY
                    ___ % SECURED INSURED QUARTERLY NOTES

ORIGINAL ISSUE DATE: ________________       PRINCIPAL AMOUNT: $15,000,000

INTEREST RATE: ____%                        STATED MATURITY: Due October 1, 2031

         FLORIDA PUBLIC UTILITIES COMPANY, a corporation of the state of Florida (the "Company"), for value received hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $15,000,000 on October 1, 2031, and to pay interest thereon from the Original Issue Date (or if this Global Note has two or more Original Issue Dates, interest shall, beginning on each such Original Issue Date, begin to accrue for that part of the principal amount to which that Original Issue Date is applicable) or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on the October 1, January 1, April 1 and July 1 in each year (each, an "Interest Payment Date"), commencing on the first such Interest Payment Date succeeding the applicable Original Issue Date set forth above, at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Global Note is paid on the Maturity Date.

         The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the December 15, the March 15, the June 15 and the September 15, as the case may be, next preceding such Interest Payment Date; provided that the first Interest Payment Date for any part of this Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the

Interest Payment Date following the next succeeding Regular Record Date; and provided that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (as defined below), any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than 15 days or fewer than 10 days prior to such Special Record Date. On or before 2:00 p.m., Eastern Standard Time, or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which such payment of interest is due on this Global Note (other than maturity), the Trustee shall pay to the Depositary such interest in same day funds. On or before 2:00 p.m., Eastern Standard Time, or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which principal, interest payable at maturity and premium, if any, is due on this Global Note, the Trustee shall deposit with the Depositary the amount equal to the principal, interest payable at maturity and premium, if any, by wire transfer into the account specified by the Depositary. As a condition to the payment, on the Maturity Date or upon redemption or acceleration, of any part of the principal and applicable premium of this Global Note, the Depositary shall surrender, or cause to be surrendered, this Global Note to the Trustee, whereupon a new Global Note shall be issued to the Depositary.

         This Global Note is a global security in respect of a duly authorized issue of ___ % Secured Insured Quarterly Notes (the "Notes") of the Company issued and to be issued under an Indenture dated as of September 1, 2001 between the Company and SunTrust Bank, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the "Indenture"). Reference is hereby made to the Indenture for a more complete statement of the respective rights, limitations of rights, duties and immunities under the Indenture of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Global Note is limited in the aggregate principal amount of $15,000,000.

         The Notes will be secured by first mortgage bonds (the "Pledged First Mortgage Bonds") delivered by the Company to the Trustee for the benefit of the Holders of the Notes, issued under the Indenture of Mortgage and Deed of Trust dated as of September 1, 1942, as supplemented and amended from time to time, between the Company and SunTrust Bank, as successor to Continental Illinois National Bank and Trust Company of Chicago and First National in Palm Beach (the "Mortgage Trustee") (the "Mortgage"). Reference is made to the Mortgage and the Indenture for a description of the rights of the Trustee as holder of the Pledged First Mortgage Bonds, the property mortgaged and pledged under the Mortgage, the rights of the Company and of the applicable Mortgage Trustee in respect thereof, the duties and immunities of the applicable Mortgage Trustee, the terms and conditions upon which the Pledged First Mortgage Bonds are secured and the circumstances under which additional first mortgage bonds may be issued.

         Each Note shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date or Dates. Each Note or Global Note issued upon transfer, exchange or substitution of such Note or Global Note shall bear the Original Issue Date or Dates of such transferred, exchanged or substituted Note or Global Note, as the case may be.

         The Company may, at its option, at any time on or after October 1, 2006, redeem all the Notes or some of them from time to time after issuance at the following redemption prices (expressed in percentages of principal amount of the Notes) plus unpaid accrued interest to the redemption date.

         If redeemed during the 12-month period beginning October 1:

         Year              Redemption Price

         2006              101%

         Thereafter        100%

         Notice of redemption will be given by mail to Holders of Notes of this issue not less than 30 or more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Global Note in part only, a new Global Note or Notes of like tenor and series for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the surrender hereof.

         Unless the Notes have been declared due and payable prior to their maturity by reason of an Event of Default or have been called for redemption by the Company pursuant to the Indenture, the personal representative or other person authorized to represent the estate of the deceased Beneficial Owner, or surviving joint tenant(s), tenant by the entirety or the trustee of a trust for a deceased Beneficial Owner (as hereinafter defined) (the "Representative") has the right to request redemption prior to stated maturity of all or part of his interest in the Notes, and the Company will redeem the same subject to the limitations that the Company will not be obligated to redeem, during the period from the original issue date through and including October 1, 2002 (the "Initial Period"), and during any twelve-month period which ends on and includes each October 1 thereafter (each such twelve-month period being hereinafter referred to as a "Subsequent Period"), (i) on behalf of a deceased Beneficial Owner any interest in the Notes which exceeds $25,000 principal amount or (ii) interests in the Notes exceeding $300,000 in aggregate principal amount. A request for redemption may be initiated by the Representative of a holder at any time and in any principal amount.

         The Company may, at its option, redeem interests of any deceased Beneficial Owner in the Notes the Initial Period or any Subsequent Period in excess of the $25,000 limitation. Any such redemption, to the extent that it exceeds the $25,000 limitation for any deceased Beneficial Owner, shall not be included in the computation of the $300,000 aggregate limitation for such Initial Period or such Subsequent Period, as the case may be, or for any succeeding Subsequent Period. The Company may, at its option, redeem interests of deceased Beneficial Owners in the Notes, in the Initial Period or any Subsequent Period in an aggregate principal amount exceeding $300,000. Any such redemption, to the extent it exceeds the $300,000 aggregate limitation shall not reduce the $300,000 aggregate limitation for any Subsequent Period. On any determination by the Company to redeem the Notes in excess of the $25,000 limitation or the $300,000 aggregate limitation, Notes so redeemed shall be redeemed in the order of the receipt of Redemption Requests (as hereinafter defined) by the Trustee.

         A request for redemption of an interest in the Notes may be initiated by the Representative. The Representative shall deliver a request to the Participant (hereinafter defined) through whom the deceased Beneficial Owner owned such interest, in form satisfactory to the Participant, together with evidence of the death of the Beneficial Owner, evidence of the authority of the Representative satisfactory to the Participant, such waivers, notices or certificates as may be required under applicable state or federal law and such other evidence of the right to such redemption as the Participant shall require. The request shall specify the principal amount of the interest in the Notes to be redeemed. The Participant shall thereupon deliver to the Depositary a request for redemption substantially in the form attached as Exhibit A hereto (a "Redemption Request"). The Depositary will promptly deliver the notice to the Trustee. The Trustee shall maintain records with respect to Redemption Requests received by it including date of receipt, the name of the Participant filing the Redemption Request and the status of each such Redemption Request with respect to the $25,000 limitation and the $300,000 aggregate limitation. The Trustee will immediately file each Redemption Request it receives, together with the information regarding the eligibility thereof with respect to the $25,000 limitation and the $300,000 aggregate limitation with the

Company. The Depositary, the Company and the Trustee may conclusively assume, without independent investigation, that the statements contained in each Redemption Request are true and correct and shall have no responsibility for reviewing any documents submitted to the Participant by the Representative or for determining whether the applicable decedent is in fact the Beneficial Owner of the interest in the Bonds of the 2031 Series to be redeemed or is in fact deceased and whether the Representative is duly authorized to request redemption on behalf of the applicable Beneficial Owner.

         Subject to the $25,000 limitation and the $300,000 aggregate limitation, the Company will, after the death of any Beneficial Owner, redeem the interest of such Beneficial Owner in the Notes within 60 days following receipt by the Company of a Redemption Request from the Trustee. If Redemption Requests exceed the aggregate principal amount of interests in the Notes required to be redeemed during the Initial Period or during any Subsequent Period, then such excess Redemption Requests will be applied in the order received by the Trustee to successive Subsequent Periods, regardless of the number of Subsequent Periods required to redeem such interests. The Company may, at any time notify the Trustee that it will redeem, on a date not less than 30 nor more than 60 days thereafter, all or any such lesser amount of Notes for which Redemption Requests have been received but which are not then eligible for redemption by reason of the $25,000 limitation or the $300,000 aggregate limitation. Any Notes so redeemed shall be redeemed in the order of receipt of Redemption Requests by the Trustee.

         The price to be paid by the Company for the Notes to be redeemed pursuant to a Redemption Request is 100% of the principal amount thereof plus accrued but unpaid interest to the date of payment. Subject to arrangements with the Depositary, payment for interests in the Notes which are to be redeemed shall be made to the Depositary upon presentation of the Notes to the Trustee for redemption in the aggregate principal amount specified in the Redemption Requests submitted to the Trustee by the Depositary which are to be fulfilled in connection with such payment. The principal amount of any Notes acquired or redeemed by the Company other than by redemption at the option of any Representative of a deceased Beneficial Owner pursuant to this section shall not be included in the computation of either the $25,000 limitation or the $300,000 aggregate limitation for the Initial Period or for any Subsequent Period.

         For purposes of redemption, a "Beneficial Owner" means the Person who has the right to sell, transfer or otherwise dispose of an interest in a Bond and the right to receive the proceeds therefrom, as well as the interest and principal payable to the holder thereof. In general, a determination of beneficial ownership in the Notes will be subject to the rules, regulations and procedures governing the Depositary and institutions that have accounts with the Depositary or a nominee thereof ("Participants").

         For purposes of redemption, an interest in a Note held in tenancy by the entirety, joint tenancy or by tenants in common will be deemed to be held by a single Beneficial Owner and the death of a tenant by the entirety, joint tenant or tenant in common will be deemed the death of a Beneficial Owner. The death of a person who, during his lifetime, was entitled to substantially all of the rights of a Beneficial Owner of an interest in the Notes will be deemed the death of the Beneficial Owner, regardless of the recordation of such interest on the records of the Participant, if such rights can be established to the satisfaction of the Participant. Such interests shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, community property or other similar joint ownership arrangements, including individual retirement accounts or Keogh [H.R. 10] plans maintained solely by or for the decedent or by or for the decedent and any spouse, and trust and certain other arrangements where one person has substantially all of the rights of a Beneficial Owner during such person's lifetime.

         In the case of a Redemption Request which is presented on behalf of a deceased Beneficial Owner and which has not been fulfilled at the time the Company gives notice of its election to redeem the

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

Notes, the Notes which are the subject of such pending Redemption Request shall be redeemed prior to any other Notes.

         Any Redemption Request may be withdrawn by the person(s) presenting the same upon delivery of a written request for such withdrawal given by the Participant on behalf of such person to the Depositary and by the Depositary to the Trustee not less than 30 days prior to payment thereof by the Company.

         The Company may, at its option, purchase any Notes for which Redemption Requests have been received in lieu of redeeming such Notes. Any Notes so purchased by the Company shall either be reoffered for sale and sold within 180 days after the date of purchase or presented to the Trustee for redemption and cancellation.

         Interest payments for this Global Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or the date on which the principal of this Global Note is required to be paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or date on which the principal of this Global
Note is required to be paid and, in the case of timely payment thereof no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Global Note is required to be paid.

         The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations as specifically set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, as certified by an independent public accounting firm of national reputation in a written certification delivered to the Trustee, to pay at maturity or the applicable redemption date (provided that notice of redemption shall have been duly given or irrevocable provision satisfactory to the Trustee shall have been duly made for the giving of any notice of redemption) all outstanding Notes, including principal and any premium and interest due or to become due to such date of maturity, as the case may be. If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Notes affected by such amendment or modifications. Any such consent or waiver by the Holder of this Global Note shall be conclusive and binding upon such Holder and upon all future Holders of this Global Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu thereof whether or not notation of such consent or waiver is made upon the Note.

         As set forth in and subject to the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of not less than a majority in principal amount of the outstanding Notes affected by such Event of Default shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed herein.

         No reference herein to the Indenture and to provisions of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Global Note at the times, places and rates and the coin or currency prescribed in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, this Global Note may be transferred only as permitted by the legend hereto.

         If at any time the Depositary for this Global Note notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary for this Global Note shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to this Global Note. If a successor Depositary for this Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election to issue this Note in global form shall no longer be effective with respect to this Global Note and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes in exchange for this Global Note, will authenticate and deliver individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of this Global Note.

         The Company may at any time and in its sole discretion determine that all Notes (but not less than all) issued or issuable in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes in exchange for such Global Note, shall authenticate and deliver, individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Note or Notes in exchange for such Global Note or Notes. Under certain circumstances specified in the Indenture, the Depositary may be required to surrender any two or more Global Notes which have identical terms (but which may have differing Original Issue Dates) to the Trustee, and the Company shall execute and the Trustee shall authenticate and deliver to, or at the direction of, the Depositary a Global Note in principal or amount equal to the aggregate principal amount of, and with all terms identical to, the Global Notes surrendered thereto and that shall indicate all Original Issue Dates and the principal amount applicable to each such Original Issue Date.

         Payments for the principal and interest on this Global Note are insured by Financial Guaranty Insurance Policy No. ______ (the "Policy") issued by Ambac Assurance Corporation ("Ambac Assurance"). The Policy has been delivered to The Bank of New York, New York, New York, as the insurance trustee under said Policy and will be held by such insurance trustee or any successor insurance trustee. The Policy is on file and available for inspection at the principal office of the insurance trustee and a copy thereof may be secured from Ambac Assurance or the insurance trustee. All payments required to be made under the Policy shall be made in accordance with the provisions thereof. The owner of this Global Note acknowledges and consents to the subrogation rights of Ambac Assurance as more fully set forth in the Policy.

         The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the state of Florida.

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

         Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an Authenticating Agent by manual signature of an authorized officer, this Global Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose. All capitalized terms used but not otherwise defined in this Global Note shall have the respective meanings assigned to them in the Indenture unless otherwise indicated herein.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


Dated:
      -------------------

                                          FLORIDA PUBLIC UTILITIES COMPANY


                                          By:
                                             ----------------------------------
                                          Title:
                                                -------------------------------

Attest:
       ------------------------------
Title:
      -------------------------------

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This Note is one of the Notes designated, described or provided for in the within-mentioned Indenture.


                                           ------------------------------------
                                                                    ,as Trustee
                                           -------------------------

                                           By:
                                              ---------------------------------
                                              Authorized Officer

                                ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - _____ Custodian _________ (Cust) (Minor) TEN ENT
- as tenants by the entireties Under Uniform Gifts to Minors JT TEN - as joint tenants with right of survivorship and not as tenants in common.

         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE ______________________.

         Please print or type name and address including postal zip code of assignee the within note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said note on the books of the Company, with full power of substitution in the premises.


Dated:
      -----------------------                 ---------------------------------


         NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever

                                  EXHIBIT B

                                FORM OF NOTE


REGISTERED                               REGISTERED

CUSIP:

                      FLORIDA PUBLIC UTILITIES COMPANY
                     ___% SECURED INSURED QUARTERLY NOTE

ORIGINAL ISSUE DATE: ___________         PRINCIPAL AMOUNT: $15,000,000

INTEREST RATE: ____%                     STATED MATURITY: Due October 1, 2031

         FLORIDA PUBLIC UTILITIES COMPANY, a corporation of the state of Florida (the "Company"), for value received hereby promises to pay to ___________________ or registered assigns, the principal sum of
_____________________ on October 1, 2031, and to pay interest thereon from the Original Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on the October 1, January 1, April 1 and July 1 in each year (each, an "Interest Payment Date"), commencing on the first such Interest Payment Date succeeding the applicable Original Issue Date set forth above, at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Note is paid on the Maturity Date.

         The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the December 15, the March 15, the June 15 and the September 15, as the case may be, next preceding such Interest Payment Date; provided that the first Interest Payment Date for any part of this Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided, further, that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (referred to on the reverse hereof), any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than 15 days nor fewer than 10 days prior to such Special Record Date. Principal, applicable premium and interest due at the maturity of this Note shall be payable in immediately available funds when due upon presentation and surrender of this Note at the corporate trust office of the Trustee or at the authorized office of any paying agent. Interest on this Note (other than interest payable at maturity) shall be paid by check or wire transfer payable in clearinghouse or similar next day funds to the Holder as its name appears on the register as of the close of business on the Regular Record Date; provided that if the Trustee receives a written request from any Holder of Notes, the aggregate principal amount of which having the same Interest Payment Date as this Note equals or exceeds $10,000,000, on or before the applicable Regular Record Date, interest on this Note shall be paid by wire transfer of immediately available funds to a bank located within the continental United States designated by such Holder in its request or by direct deposit into the account of such Holder designated by such Holder in its request if such account is maintained with the Trustee or any paying agent.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof directly or through an Authenticating Agent by manual signature of an authorized officer, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


Dated:
      ------------------------

                                             FLORIDA PUBLIC UTILITIES COMPANY


                                             By:
                                                -------------------------------
                                             Title:
                                                   ----------------------------

Attest:
       ------------------------------
Title:
      -------------------------------

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This Note is one of the Notes of the series herein designated, described or provided for in the within-mentioned Indenture.



                                          -------------------------------------
                                                                    ,as Trustee
                                          --------------------------

                                          By:
                                             ----------------------------------
                                             Authorized Officer

                          [FORM OF REVERSE OF NOTE]

                      FLORIDA PUBLIC UTILITIES COMPANY

                    _____% SECURED INSURED QUARTERLY NOTE

         This Note is one of a duly authorized issue of ___% Secured Insured Quarterly Note (the "Note") of the Company issued and to be issued under an Indenture dated as of September 1, 2001 between the Company and SunTrust Bank, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the "Indenture"). Reference is hereby made for a more complete statement of the respective rights, limitations of rights, duties and immunities under the Indenture of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This
Note is limited in the aggregate principal amount of $15,000,000.

         The Notes will be secured by first mortgage bonds (the "Pledged First Mortgage Bonds") delivered by the Company to the Trustee for the benefit of the Holders of the Notes, issued under the Indenture of Mortgage and Deed of Trust dated as of September 1, 1942, as supplemented and amended from time to time, between the Company and SunTrust Bank, as successor to Continental Illinois National Bank and Trust Company of Chicago and First National in Palm Beach (the "Mortgage Trustee") (the "Mortgage"). Reference is made to the Mortgage and the Indenture for a description of the rights of the Trustee as holder of the Pledged First Mortgage Bonds, the property mortgaged and pledged under the Mortgage, the rights of the Company and of the applicable Mortgage Trustee in respect thereof, the duties and immunities of the applicable Mortgage Trustee, the terms and conditions upon which the Pledged First Mortgage Bonds are secured and the circumstances under which additional first mortgage bonds may be issued.

         The Company may, at its option, at any time on or after October 1, 2006, redeem all the Notes or some of them from time to time after issuance at the following redemption prices (expressed in percentages of principal amount of the Notes) plus unpaid accrued interest to the redemption date.

         If redeemed during the 12-month period beginning October 1:

         Year              Redemption Price

         2006              101%

         Thereafter        100%

         Notice of redemption will be given by mail to Holders of Notes of this issue not less than 30 or more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Global Note in part only, a new Global Note or Notes of like tenor and series for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the surrender hereof.

         Unless the Notes have been declared due and payable prior to their maturity by reason of an Event of Default or have been called for redemption by the Company pursuant to the Indenture, the personal representative or other person authorized to represent the estate of the deceased Beneficial Owner, or surviving joint tenant(s), tenant by the entirety or the trustee of a trust for a deceased Beneficial Owner (as hereinafter defined) (the "Representative") has the right to request redemption prior to stated maturity of all or part of his interest in the Notes, and the Company will redeem the same subject to the limitations that the Company will not be obligated to redeem, during the period from the original issue date through and including October 1, 2002 (the "Initial Period"), and during any twelve-month period which ends on and includes each October 1 thereafter (each such twelve-month period being hereinafter referred to as a "Subsequent Period"), (i) on behalf of a deceased Beneficial Owner any interest in the Notes which exceeds $25,000 principal amount or (ii) interests in the Notes exceeding $300,000 in aggregate principal amount. A request for redemption may be initiated by the Representative of a holder at any time and in any principal amount.

         The Company may, at its option, redeem interests of any deceased Beneficial Owner in the Notes the Initial Period or any Subsequent Period in excess of the $25,000 limitation. Any such redemption, to the extent that it exceeds the $25,000 limitation for any deceased Beneficial Owner, shall not be included in the computation of the $300,000 aggregate limitation for such Initial Period or such Subsequent Period, as the case may be, or for any succeeding Subsequent Period. The Company may, at its option, redeem interests of deceased Beneficial Owners in the Notes, in the Initial Period or any Subsequent Period in an aggregate principal amount exceeding $300,000. Any such redemption, to the extent it exceeds the $300,000 aggregate limitation shall not reduce the $300,000 aggregate limitation for any Subsequent Period. On any determination by the Company to redeem the Notes in excess of the $25,000 limitation or the $300,000 aggregate limitation, Notes so redeemed shall be redeemed in the order of the receipt of Redemption Requests (as hereinafter defined) by the Trustee.

         A request for redemption of an interest in the Notes may be initiated by the Representative. The Representative shall deliver a request to the Participant (hereinafter defined) through whom the deceased Beneficial Owner owned such interest, in form satisfactory to the Participant, together with evidence of the death of the Beneficial Owner, evidence of the authority of the Representative satisfactory to the Participant, such waivers, notices or certificates as may be required under applicable state or federal law and such other evidence of the right to such redemption as the Participant shall require. The request shall specify the principal amount of the interest in the Notes to be redeemed. The Participant shall thereupon deliver to the Depositary a request for redemption substantially in the form attached as Exhibit A hereto (a "Redemption Request"). The Depositary will promptly deliver the notice to the Trustee. The Trustee shall maintain records with respect to Redemption Requests received by it including date of receipt, the name of the Participant filing the Redemption Request and the status of each such Redemption Request with respect to the $25,000 limitation and the $300,000 aggregate limitation. The Trustee will immediately file each Redemption Request it receives, together with the information regarding the eligibility thereof with respect to the $25,000 limitation and the $300,000 aggregate limitation with the Company. The Depositary, the Company and the Trustee may conclusively assume, without independent investigation, that the statements contained in each Redemption Request are true and correct and shall have no responsibility for reviewing any documents submitted to the Participant by the Representative or for determining whether the applicable decedent is in fact the Beneficial Owner of the interest in the Bonds of the 2031 Series to be redeemed or is in fact deceased and whether the Representative is duly authorized to request redemption on behalf of the applicable Beneficial Owner.

         Subject to the $25,000 limitation and the $300,000 aggregate limitation, the Company will, after the death of any Beneficial Owner, redeem the interest of such Beneficial Owner in the Notes within 60 days following receipt by the Company of a Redemption Request from the Trustee. If Redemption Requests exceed the aggregate principal amount of interests in the Notes required to be redeemed during the Initial Period or during any Subsequent Period, then such excess Redemption Requests will be applied in the order received by the Trustee to successive Subsequent Periods, regardless of the number of Subsequent Periods required to redeem such interests. The Company may, at any time notify the Trustee that it will redeem, on a date not less than 30 nor more than 60 days thereafter, all or any such lesser amount of Notes for which Redemption Requests have been received but which are not then eligible for redemption by reason of the $25,000 limitation or the $300,000 aggregate limitation. Any Notes so redeemed shall be redeemed in the order of receipt of Redemption Requests by the Trustee.

         The price to be paid by the Company for the Notes to be redeemed pursuant to a Redemption Request is 100% of the principal amount thereof plus accrued but unpaid interest to the date of payment. Subject to arrangements with the Depositary, payment for interests in the Notes which are to be redeemed shall be made to the Depositary upon presentation of the Notes to the Trustee for redemption in the aggregate principal amount specified in the Redemption Requests submitted to the Trustee by the Depositary which are to be fulfilled in connection with such payment. The principal amount of any Notes acquired or redeemed by the Company other than by redemption at the option of any Representative of a deceased Beneficial Owner pursuant to this section shall not be included in the computation of either the $25,000 limitation or the $300,000 aggregate limitation for the Initial Period or for any Subsequent Period.

         For purposes of redemption, a "Beneficial Owner" means the Person who has the right to sell, transfer or otherwise dispose of an interest in a Bond and the right to receive the proceeds therefrom, as well as the interest and principal payable to the holder thereof. In general, a determination of beneficial ownership in the Notes will be subject to the rules, regulations and procedures governing the Depositary and institutions that have accounts with the Depositary or a nominee thereof ("Participants").

         For purposes of redemption, an interest in a Note held in tenancy by the entirety, joint tenancy or by tenants in common will be deemed to be held by a single Beneficial Owner and the death of a tenant by the entirety, joint tenant or tenant in common will be deemed the death of a Beneficial Owner. The death of a person who, during his lifetime, was entitled to substantially all of the rights of a Beneficial Owner of an interest in the Notes will be deemed the death of the Beneficial Owner, regardless of the recordation of such interest on the records of the Participant, if such rights can be established to the satisfaction of the Participant. Such interests shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, community property or other similar joint ownership arrangements, including individual retirement accounts or Keogh [H.R. 10] plans maintained solely by or for the decedent or by or for the decedent and any spouse, and trust and certain other arrangements where one person has substantially all of the rights of a Beneficial Owner during such person's lifetime.

         In the case of a Redemption Request which is presented on behalf of a deceased Beneficial Owner and which has not been fulfilled at the time the Company gives notice of its election to redeem the Notes, the Notes which are the subject of such pending Redemption Request shall be redeemed prior to any other Notes.

         Any Redemption Request may be withdrawn by the person(s) presenting the same upon delivery of a written request for such withdrawal given by the Participant on behalf of such person to the Depositary and by the Depositary to the Trustee not less than 30 days prior to payment thereof by the Company.

         The Company may, at its option, purchase any Notes for which Redemption Requests have been received in lieu of redeeming such Notes. Any Notes so purchased by the Company shall either be reoffered for sale and sold within 180 days after the date of purchase or presented to the Trustee for redemption and cancellation.

         Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or the date on which the principal of this Note is required to paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the date on which the principal of this Note is required to be paid, and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Note is required to be paid.

         The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations as specifically set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, as certified by an independent public accounting firm of national reputation in a written certification delivered to the Trustee, to pay at maturity or the applicable redemption date (provided that notice of redemption shall have been duly given or irrevocable provision satisfactory to the Trustee shall have been duly made for the giving of any notice of redemption) all outstanding Notes, including principal and any premium and interest due or to become due to such date of maturity, as the case may be.

         If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Notes affected by such amendment or modifications. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor in lieu thereof whether or not notation of such consent or waiver is made upon the Note.

         As set forth in and subject to the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of not less than a majority in principal amount of the outstanding Notes affected by such Event of Default shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed herein.

         No reference herein to the Indenture and to provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, places and rates and the coin or currency prescribed in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note register. Upon surrender of this Note for registration or transfer at the corporate trust office of the Trustee or such other office or agency as may be designated by the Company in the state of Florida, endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note registrar, duly executed by the Holder hereof or the attorney in fact of such Holder duly authorized in writing, one or more new Notes of like tenor and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

         The Notes are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor and of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner thereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the state of Florida.

         Payments for the principal and interest on this Note are insured by Financial Guaranty Insurance Policy No. ______ (the "Policy") issued by Ambac Assurance Corporation ("Ambac Assurance"). The Policy has been delivered to The Bank of New York, New York, New York, as the insurance trustee under said Policy and will be held by such insurance trustee or any successor insurance trustee. The Policy is on file and available for inspection at the principal office of the insurance trustee and a copy thereof may be secured from Ambac Assurance or the insurance trustee. All payments required to be made under the Policy shall be made in accordance with the provisions thereof. The owner of this Note acknowledges and consents to the subrogation rights of Ambac Assurance as more fully set forth in the Policy.

         All capitalized terms used but not otherwise defined in this Note shall have the respective meanings assigned to them in the Indenture.

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - _____ Custodian _________ (Cust) (Minor) TEN ENT
- as tenants by the entireties Under Uniform Gifts to Minors JT TEN - as joint tenants with right of survivorship and not as tenants in common.

         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE ___________________________________________.

         Please print or type name and address including postal zip code of assignee the within note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said note on the books of the Company, with full power of substitution in the premises.


Dated:
      -----------------                   ------------------------------------

         NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                  EXHIBIT C


                         FORM OF REDEMPTION REQUEST

                      FLORIDA PUBLIC UTILITIES COMPANY
                   ____% SECURED INTEREST QUARTERLY NOTES
                             DUE OCTOBER 1, 2031
                                (THE "NOTES")

                            CUSIP NO. __________


         The undersigned, ____________________ (the "Participant"), does hereby certify, pursuant to the provisions of that certain Indenture of Trust dated as of September 1, 2001 (the "Indenture") made by Florida Public Utilities Company (the "Company") (the "Issuer") and SunTrust Bank, as Trustee (the "Trustee"), to The Depository Trust Company (the "Depositary"), the Company, the Issuer and the Trustee that:

         1.       [Name of deceased Beneficial Owner] is deceased.

         2. [Name of deceased Beneficial Owner] had a $______________ interest in the above referenced Notes.

         3. [Name of Representative] is [Beneficial Owner's personal representative/other person authorized to represent the estate of the Beneficial Owner/surviving joint tenant/surviving tenant by the entirety/trustee of a trust] of [Name of deceased Beneficial Owner] and has delivered to the undersigned a request for redemption in form satisfactory to the undersigned, requesting that $__________ principal amount of said Notes be redeemed pursuant to said Indenture. The documents accompanying such request, all of which are in proper form, are in all respects satisfactory to the undersigned and the [Name of Representative] is entitled to have the Notes to which this Request relates redeemed.

         4. The Participant holds the interest in the Notes with respect to which this Request for Redemption is being made on behalf of [Name of deceased Beneficial Owner].

         5. The Participant hereby certifies that it will indemnify and hold harmless the Depositary, the Trustee, the Issuer and the Company (including their respective officers, directors, agents, attorneys and employees), against all damages, loss, cost, expense (including reasonable attorneys' and accountants' fees), obligations, claims or liability (collectively, the "Damages") incurred by the indemnified party or parties as a result of or in connection with the redemption of Notes to which this Request relates. The Participant will, at the request of the Company, forward to the Company, a copy of the documents submitted by [Name of Representative] in support of the request for redemption.

         IN WITNESS WHEREOF, the undersigned has executed this Redemption Request as of ____________, _____.

                                     [PARTICIPANT NAME]



                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------



                                    C-2